UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

VERIS RESIDENTIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), to be held solely by remote communication, in a virtual-only format, on Wednesday, June 14, 2023 at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect nine persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.

3.
To consider and vote, on an advisory basis, for a proposal relating to the frequency of the stockholder vote on the compensation of our named executive officers.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

5.
To consider and vote upon amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.

6.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe all of these matters in more detail. We urge you to read this information carefully.
This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2022 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
The Notice of Internet Availability of Proxy Materials and the related proxy materials will be first released to stockholders and made available on the Internet on or about May 1, 2023.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports the Company’s sustainability initiatives; results in cost savings; and protects the health, safety and well-being of our partners, employees and stockholders. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration the aforesaid benefits, along with then current business and market conditions, proposed agenda items and input from our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2023. The webcast will start at 10:00 a.m., Eastern Time, on

June 14, 2023. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ nine nominees named in the attached Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, FOR the proposal to adopt, on an advisory basis, a resolution to conduct the frequency of the stockholder vote on the compensation of our named executive officers every year, FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and FOR the proposal to approve amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, and regardless of the number of shares of stock of the Company that you own, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet (at www.proxyvote.com) or telephone.
On behalf of the Board of Directors, we thank you for your support and participation.
Sincerely,
Tammy K. Jones
Chair of the Board of Directors
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2023

To Our Stockholders:
Notice is hereby given that the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), will be held solely by remote communication, in a virtual-only format, on Wednesday, June 14, 2023 at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect nine persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the attached Proxy Statement.

3.
To consider and vote, on an advisory basis, for the adoption of a resolution to conduct the frequency of the stockholder vote on the compensation of our named executive officers every year.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

5.
To consider and vote upon amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.

6.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2022 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports the Company’s sustainability initiatives; results in cost savings; and protects the health, safety and well-being of our partners, employees and stockholders. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration the aforesaid benefits, along with then current business and market conditions, proposed agenda items and input from our stockholders.

Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2023. The webcast will start at 10:00 a.m., Eastern Time. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.
All stockholders of record as of the close of business on April 21, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) describe how to use these convenient services. If your shares are held in “street name” with a broker, bank or other nominee, you have a right to direct that nominee on how to vote the shares held in your account. You will need to contact your bank, broker or other nominee for your shares to determine whether you will be able to vote using one of these alternative methods.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ nine nominees named in the Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, FOR the proposal to adopt, on an advisory basis, a resolution to conduct the frequency of the stockholder vote on the compensation of our named executive officers every year, FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and FOR the proposal to approve amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.
THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET (AT WWW.PROXYVOTE.COM), OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IF YOU REQUESTED OR RECEIVED PRINTED PROXY MATERIALS. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE AT THE VIRTUAL ANNUAL MEETING.
By Order of the Board of Directors,
Taryn D. Fielder
General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON JUNE 14, 2023.
Our Proxy Statement and 2022 Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Annual Report”) are available on our website at https://investors.verisresidential.com/financials/sec-filings/default.aspx or www.proxyvote.com. On or about May 3, 2023, we will have sent to certain of our stockholders a Notice of Internet Availability of Proxy Materials, which includes instructions on how to access these materials and vote online. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about May 3, 2023.

i

ii

VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 14, 2023
INFORMATION ABOUT THE ANNUAL MEETING
General Information
This Proxy Statement is furnished to stockholders of Veris Residential, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held solely by remote communication, in a virtual-only format on Wednesday, June 14, 2023 at 10:00 a.m., Eastern Time (the “Annual Meeting”), and any postponement or adjournment thereof.
Our Proxy Statement and 2022 Annual Report are available on our website at https://investors.verisresidential.com/financials/sec-filings or www.proxyvote.com.
Purposes of the Annual Meeting
The purposes of the Annual Meeting are:
1.
To elect nine persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

3.
To consider and vote, on an advisory basis, for the adoption of a resolution to conduct the frequency of the stockholder vote on the compensation of our named executive officers every year.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

5.
To consider and vote upon amendments to the Company’s charter (the “Charter”) to eliminate the supermajority voting and cause requirements for the removal of directors.

6.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NINE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, “FOR” THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION TO CONDUCT THE FREQUENCY OF THE STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVER YEAR, “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 AND “FOR” THE PROPOSAL TO APPROVE AMENDMENTS

TO THE CHARTER TO ELIMINATE THE SUPERMAJORITY VOTING AND CAUSE REQUIREMENTS FOR THE REMOVAL OF DIRECTORS. YOU MAY VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE.
Solicitation and Voting Procedures
Solicitation.   The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing materials for the Annual Meeting, mailing costs and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th floor, New York, New York 10022 (“Innisfree”), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay Innisfree a fee not to exceed $20,000, plus out-of-pocket expenses, for such services. We may use several of our regular employees, who will not be separately compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile, mail or otherwise.
Electronic Availability of Proxy Materials.   To expedite delivery, reduce our costs and decrease the environmental impact of printing and mailing our proxy materials, we used “Notice and Access” in accordance with a Securities and Exchange Commission (“SEC”) rule that permits us to provide these materials to our stockholders over the Internet. On or about May 1, 2023, we released to stockholders and made available on the Internet a Notice of Internet Availability of Proxy Materials to certain of our stockholders containing instructions on how to access our proxy materials online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review all of the important information contained in the proxy materials online and on how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials and would like to receive a copy of our proxy materials, follow the instructions contained therein to request a paper or email copy on a one-time or ongoing basis.
Householding of Proxy Materials.   We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials and, for those stockholders that received a paper copy of proxy materials in the mail, one copy of our 2022 Annual Report to stockholders and this Proxy Statement to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2022 Annual Report, you may request prompt delivery of a copy of the 2022 Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding, if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.
Voting.   Stockholders of record may vote their shares of Common Stock in the following manner:
•
by telephone, by dialing the toll-free telephone number indicated on your proxy card or Notice of Internet Availability of Proxy Materials, within the United States or Canada, and following the instructions;

•
through the Internet, at www.proxyvote.com, as indicated on the proxy card or Notice of Internet Availability of Proxy Materials; or

•
if you have received a hard-copy mailing, by marking, signing and dating your enclosed proxy card and returning it in the postage-paid envelope provided.

Stockholders voting by telephone or the Internet need not return the proxy card by mail.

Revocability of Proxies.   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:
•
by delivering to our corporate Secretary (at the address below) a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by marking, signing and delivering a new proxy card relating to the same shares and bearing a later date than the original proxy card;

•
submitting another proxy via the Internet or by telephone (in which case your latest voting instructions will be followed); or

•
by attending the virtual Annual Meeting and voting (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote at the Annual Meeting).

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Veris Residential, Inc.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Taryn D. Fielder, General Counsel and Secretary
If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. Brokers will not be permitted to exercise discretionary authority on any proposal other than the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors (Proposal No. 4) if they do not receive a properly executed voting instruction. See “Voting of Shares — Street Name Holders.”
Voting in Person at the Virtual Annual Meeting.   Submitting your proxy via the Internet or by telephone or mail will not affect your right to vote should you decide to attend and vote at the Annual Meeting.
Stockholders who wish to attend and vote at the virtual Annual Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement.
Record Date; Outstanding Shares.   The close of business on Friday, April 21, 2023 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote for each of the nine nominees for director and one vote on all other matters. There are no cumulative voting rights. As of the Record Date, there were 91,597,089 shares of Common Stock issued and outstanding.
Quorum.   The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the meeting. The inspector of election will determine the number of shares of Common Stock the holders of which are present, in person or by proxy, at the Annual Meeting and report to the chair of the meeting, who will determine and announce whether a quorum is present.
Tabulation of Votes.   Stockholder votes will be tabulated by the person(s) appointed by the Board of Directors to act as inspector of election for the Annual Meeting.
Voting of Shares — Record Holders.   Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered proxy card does not provide instructions, then the shares represented by that proxy will be voted “FOR” each of the Board of Directors’ nine nominees named below for election to the Board of Directors, “FOR” the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, “FOR” the proposal to adopt, on an advisory basis, a resolution to conduct the frequency of the stockholder vote on the compensation of our named executive officers every year, “FOR” the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and “FOR” the proposal to approve amendments to the Company’s charter to eliminate the supermajority voting and cause requirements for the removal of directors.
Voting of Shares — Street Name Holders.   If your shares are held in the name of a bank, broker or other nominee, you will receive a voting instruction form and directions from such nominee that you must follow in order to vote your shares. Directing the voting of your shares will not affect your right to vote online during the virtual Annual Meeting if you decide to attend the meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Under New York Stock Exchange (“NYSE”) Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors, as set forth in Proposal No. 4, is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Proposal No. 4 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker.
The election of directors, as set forth in Proposal No. 1, the advisory vote to approve executive compensation, as set forth in Proposal No. 2, the advisory vote with respect to the frequency of the advisory vote to approve executive compensation, as set forth in Proposal No. 3 and the vote to approve amendments to the Charter to eliminate the supermajority voting and cause requirements for the removal of directors, as set forth in Proposal No. 5, are considered non-discretionary items. This means that brokerage firms that have not received a properly executed voting instruction form from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1, 2, 3 or 5 under any circumstances. These so called “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total number of votes cast for the election of directors, the advisory vote for approval of executive compensation, the advisory vote with respect to the frequency of the advisory vote to approve executive compensation, or the vote to approve amendments to the Charter to eliminate the supermajority voting and cause requirements for the removal of directors.
Votes Necessary for Approval of Proposals:
Proposal No. 1: Election of Directors.   A majority of the votes cast by the holders of shares of Common Stock is required for the election of a nominee as a director. Pursuant to our bylaws, a “majority of the votes cast” standard requires that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” such director nominee. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.
Proposal No. 2: Advisory Vote to Approve Executive Compensation.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
Proposal No. 3: Advisory Vote with Respect to the Frequency of Advisory Votes on Executive Compensation.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the approval, on an advisory basis, with respect to the frequency of the approval, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
Proposal No. 4: Ratification of the Appointment of Independent Auditors.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors. Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on the outcome of this proposal. Because brokers are entitled to vote on Proposal No. 4 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
Proposal No. 5: Charter Amendments to Eliminate the Supermajority Voting and Cause Requirements for the Removal of Directors.   The affirmative vote of the holders of shares of our Common Stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter is required for the approval of the proposed amendments to the Charter to eliminate the supermajority voting and cause requirements for the removal of directors. For purposes of the vote on the proposed charter amendments, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.
No Appraisal Rights.   Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833
Forward-Looking Statements
Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company is not able to predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the 2022 Annual Report, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

• VOTING SECURITIES AND PRINCIPAL HOLDERS
Unless otherwise indicated, the following table sets forth information as of April 21, 2023 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
BlackRock, Inc.(2)	15,111,521	16.5%
The Vanguard Group, Inc.(3)	13,702,540	15.0%
The Mack Group(4)	7,452,969	7.5%
Madison International Realty Holdings, LLC(5)	6,107,661	6.7%
Bow Street, LLC(6)	5,327,982	5.8%
State Street Corporation(7)	5,193,734	5.7%
H/2 Credit Manager LP(8)	4,697,314	5.1%

(1)
This percentage was calculated based on 91,597,089 shares of Common Stock issued and outstanding as of April 21, 2023. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 9,144,143 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest (“Units”) in Veris Residential, L.P., a Delaware limited partnership (the “Operating Partnership”) through which the Company conducts its real estate activities (including 350,193 LTIP Units), or 2,824,213 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)
Address: 55 East 52nd Street, New York, NY 10055. Share information is furnished in reliance on the Schedule 13G dated January 24, 2023 and the Schedule 13G/A dated February 14, 2023 of BlackRock, Inc. (“BlackRock”) filed with the SEC, which represents holdings as of December 31, 2022. Based upon information included in the Schedule 13G and other Forms 13F filed by BlackRock, the Company believes that such shares are held for investment advisory clients of BlackRock. This number represents (i) 14,838,315 shares beneficially owned by BlackRock for which it has sole voting power and (ii) 15,111,521 shares for which it has sole dispositive power.

(3)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 9, 2023 of The Vanguard Group, Inc. (“Vanguard”) filed with the SEC, which represents holdings as of December 31, 2022. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 13,702,540 shares beneficially owned by Vanguard, which includes (i) 133,916 for which Vanguard has shared voting power, (ii) 13,483,216 shares for which Vanguard has sole dispositive power, and (iii) 219,324 shares for which Vanguard has shared dispositive power.

(4)
Address: c/o the Mack Real Estate Group, 60 Columbus Cir., 20th Floor, New York, NY 10023. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the former Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 16, 2021 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2020. This number represents 7,452,969 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a “Reported Share”). Furthermore, William L. Mack, a member of The Mack Group, is a trustee of The William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of The Earle I. Mack Foundation, Inc., a charitable foundation that owns 30,000 Reported Shares. Richard Mack, a member of the Mack Group, is trustee of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.
(5)
Address: 300 Park Avenue, 3rd Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D/A dated February 28, 2023 reporting beneficial ownership of more than 5% of the Company’s common stock by each of Madison International Realty Holdings, LLC (“MIRH”), Madison International Realty Partners GP, LLC (“Madison GP”), Madison International Realty Partners, LP (“MIRP”) and Ronald Dickerman. The Schedule 13D/A was filed pursuant to a joint filing agreement, dated January 13, 2023 by and between MIRH, Madison GP, MIRP, Mr. Dickerman, Madison International Realty VI, LLC, Madison International Holdings VI, LLC, MIRELF VI (U.S.), LP, MIRELF VI REIT, MIRELF VI REIT Investments II, LLC, Madison International Realty VII, LLC, Madison International Holdings VII, LLC, MIRELF VII (U.S. Listed Securities), LP, and MIRELF VII Securities REIT. This number represents 6,107,661 shares beneficially owned by each of MIRH, Madison GP, MIPR and Mr. Dickerson, which includes 6,107,661 shares for which each of MIRH, Madison GP, MIPR and Mr. Dickerman has shared voting and dispositive power.

(6)
Address: 595 Madison Avenue, 29th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D dated October 21, 2022 of Bow Street LLC (“Bow Street”), Howard Shainker and A. Akiva Katz. The Schedule 13D was filed pursuant to a joint filing agreement, dated October 21, 2022 by and between Bow Street, Mr. Shainker and Mr. Katz. This number includes 5,306,537 shares beneficially owned by each of Bow Street, Mr. Shainker and Mr. Katz for which each of Bow Street, Mr. Shainker and Mr. Katz has shared voting and dispositive power; 2,800 shares beneficially owned by Mr. Shainker and Mr. Katz from which Mr. Shainker and Mr. Katz have shared voting and dispositive power, and 18,645 shares for which Mr. Katz has sole voting and dispositive power.

(7)
Address: State Street Financial Center, 1 Lincoln Street, Boston MA 02111. Share information is furnished in reliance on the Schedule 13G/A dated January 31, 2023 of State Street Corporation (“State Street”) filed with the SEC, which represents holdings as of December 31, 2022. This number represents 5,193,734 shares beneficially owned by State Street, which includes (i) 4,034,905 shares for which State Street has shared voting power and (ii) 5,193,734 shares for which State Street has shared dispositive power.

(8)
Address: 680 Washington Boulevard, Seventh Floor, Stamford, CT 06901. Share information is furnished in reliance on the Schedule 13G dated February 13, 2023 of H/2 Credit Manager LP (“H/2”) filed with the SEC, which represents holdings as of December 31, 2022. This number represents 4,697,314 shares beneficially owned by State Street, which includes (i) 4,697,314 shares for which State Street has shared voting power and (ii) 4,697,314 shares for which State Street has shared dispositive power.

• PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board of Directors Nominees
As of the date of this Proxy Statement, the Board of Directors consists of the following eight members: Alan R. Batkin, Frederic Cumenal, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia and Howard S. Stern. Effective May 4, 2023, and as previously announced by the Company on February 27, 2023, following the retirement of Mr. Batkin and the appointment of Mr. Ronald M. Dickerman and Ms. Stephanie L. Williams, the Board of Directors will consist of nine members: Frederic Cumenal, Ronald M. Dickerman, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia, Howard S. Stern and Stephanie L. Williams. At the Annual Meeting, the terms of each of the then-current members of the Board of Directors will expire.
In February 2023, the Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, nominated a full slate of nine candidates for election as directors at the Annual Meeting. The nine director nominees for election to the Board of Directors at the Annual Meeting are as follows: Frederic Cumenal, Ronald M. Dickerman, Tammy K. Jones, A. Akiva —  Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia, Howard S. Stern and Stephanie L. Williams. All the foregoing director nominees, other than Mr. Nia, have been determined, by the Board of Directors, to be independent directors within the meaning of such NYSE independence standards in terms of independence from management.
The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2024 and until such directors’ respective successors are duly elected and qualify or until any such director’s earlier resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nine nominees named below. In the event any of these nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the Board of Directors to fill such vacancy. It is not presently expected that any of the nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in their discretion. In such event, the specific nominees to be voted for will be determined by the proxy holders.
Set forth below are the names, ages, positions and Board committee membership of our director nominees as of the date of this Proxy Statement:
			Committee Membership
Nominee	Age	Position	AC	CC	CG	ESG	SRC
Frederic Cumenal	63	Director		C			M
Ronald M. Dickerman	59	Director Nominee
Tammy K. Jones	57	Chair	M			M	M
A. Akiva Katz	45	Director		M	M		C
Nori Gerardo Lietz	66	Director			C	M
Victor B. MacFarlane	72	Director	M	M
Mahbod Nia	47	Director				M	M
Howard S. Stern	61	Director			M	C
Stephanie L. Williams	45	Director Nominee

C = Chair; M = Member
AC = Audit Committee
CC = Compensation Committee
NCG = Nominating and Corporate Governance Committee
ESG = Environmental, Social and Governance Committee
SRC = Strategic Review Committee

TAMMY K. JONES, Chair of the Board
Age: 57
Occupation: Co-Founder & Chief Executive Officer, Basis Investment Group
Experience.
Ms. Jones is the Co-Founder & Chief Executive Officer of Basis Investment Group, a multi-strategy commercial real estate investment manager that deploys capital on behalf of some of the largest public pension plans, institutional investors, sovereigns and family offices in the country. She has over 25 years of commercial real estate experience, investing and lending across the capital stack and across all property types with a focus on multifamily. Under Ms. Jones’ leadership, Basis’ multifamily portfolio of debt and equity has grown to over 40,000 units across the United States.
Prior to joining Basis, Ms. Jones invested in and loaned on CRE and multifamily assets on behalf of large pension funds and institutional investors, including CWCapital (the U.S. debt investment platform owned by Caisse de dépôt, one of the largest pension fund managers in Quebec) from 2004 to 2009, serving as head of CW’s fixed and floating rate Capital Markets Lending Division and closing approximately $6B in transactions, and GMACCM (one of the largest CRE lenders, owned by GM) between 1997 and 2004, where Ms. Jones was a Senior Vice President of GMACCM subsidiary (now Berkadia) (GMAC) and part of the leadership team responsible for creating GMAC’s Capital Markets lending division. Prior to her seven years with GMAC, she held various positions on the equity and asset management side of the business at Equitable Real Estate (the largest pension fund advisor and investment management firm at the time).
Ms. Jones is currently an Independent Director of Crown Castle International Corp. (NYSE: CCI) where she chairs the Nominating, Environmental, Social and Governance Committee and serves on the Audit Committee and the Strategy Committee. In addition, Ms. Jones formerly served as an Independent Director for Monogram Residential Trust, Inc. (NYSE: MORE), which was acquired by an affiliate of Greystar Growth, an income fund, yielding a premium of 22% over the share price. Ms. Jones is the Chair of the Real Estate Executive Council, a trade organization dedicated to creating a pipeline of diversity in commercial real estate and is also a member of the Executive Leadership Council.
Ms. Jones was named one of Real Estate Forum’s Best Bosses in 2023, recognized among Savoy’s Most Influential Black Corporate Directors in 2021, selected as one of Crain’s New York Business’ Notable Black Leaders and Executives of 2021, received the 2020 Cornell Baker Industry Leader Award, received the Council of Urban Professionals (CUP) 2019 Finance Catalyst Award and was recognized as one of The Network Journal’s 25 Most Influential Black Women in Business in 2017.
Ms. Jones received a B.A. in Economics from Cornell University and an MBA with a concentration in Real Estate Finance from the J. Mack Robinson College of Business at Georgia State University.
Ms. Jones has served on our Board of Directors since June 2020 and is currently the Board Chair. Ms. Jones also serves as a member of the Audit Committee, the ESG Committee and the Strategic Review Committee.
Board Service.
Veris Residential, Inc. (2020 – Present); Crown Castle International Corp. (2020 – Present); KKR Real Estate Select Trust, Inc. (2020 – 2021); Monogram Residential Trust, Inc. (2016 – 2017).
Skills & Qualifications.
Ms. Jones’ qualifications to serve as a director include her unique blend of capital markets and commercial real estate expertise, her experience as a CEO of a commercial real estate investment manager and her experience on the board of directors at public REITs. Additionally, Ms. Jones brings ESG and Diversity, Equity and Inclusion expertise, strategic insight and public company corporate governance knowledge and experience.

MAHBOD NIA, Chief Executive Officer and Director
Age: 47
Occupation: Chief Executive Officer of Veris Residential, Inc.
Experience.
Mahbod Nia has served as the Chief Executive Officer of the Company since March 2021. Prior to joining Veris Residential, he served as Chief Executive Officer of NorthStar Realty Europe Corp (“NRE”), a NYSE listed REIT focused on European properties from 2015 to 2019. He also served as a member of NRE’s investment committee and board of directors from 2018 to 2019. From 2017 to 2019, Mr. Nia was also a Managing Director at Colony Capital Inc. (formerly Colony NorthStar) and member of its European Steering Committee.
Mr. Nia served as Managing Director, Head of European Investments of NorthStar Asset Management Group (“NSAM”) from 2014 to 2017, where he worked to establish the company’s European investment platform, rapidly growing it to $2.6bn in assets under management across nine countries and five asset classes. This platform was spun-off in 2015 to create NRE, which was sold to AXA Investment Managers — Real Assets in September of 2019, realizing a 16% IRR for stockholders since its inception.
Prior to joining NSAM in 2014, he acted for PanCap Investment Partners, a European real estate investment and advisory firm. From 2007 to 2009, Mr. Nia was a Senior Executive Director at Goldman Sachs. Prior to 2007, he served in various positions at Citigroup Inc. (formerly Salomon Brothers).
He received a First Class Honours degree in Economics for Business from the University of Westminster (London, UK) and a Master’s degree in Economics and Finance from the University of Warwick (Warwick, UK).
Mr. Nia has served on our Board of Directors since 2020. He is currently a member of the ESG Committee and the Strategic Review Committee.
Board Service.
Veris Residential, Inc. (2020 – Present); NorthStar Realty Europe Corp (2018 – 2019).
Skills & Qualifications.
Mr. Nia’s qualifications to serve as a director and as Chief Executive Officer include his years of experience spanning real estate investment, debt and advisory, his intimate knowledge of the real estate investment management sector, his time as CEO of a publicly traded REIT, and his experience in successfully selling a publicly traded REIT.

FREDERIC CUMENAL, Director
Age: 63
Occupation: Independent Director at Blue Nile, Inc. and Lugano Diamonds
Experience.
Frederic Cumenal has served on the Board of Directors of Lugano Diamonds, a diamond and jewelry company, since 2021. He also served on the Board of Directors of Blue Nile, Inc., an online jewelry retailer, from 2017 to 2022. Previously, Mr. Cumenal served as the Chief Executive Officer of Tiffany & Co. from 2015 to 2017, as President from 2013 to 2015, and as Executive President with responsibility for sales and global distribution from 2011 to 2013. Prior to his service at Tiffany, Mr. Cumenal served for fifteen years in senior leadership positions in LVMH Group’s wine and spirits businesses, including as President and Chief Executive Officer of Moët & Chandon, S.A. Previously, Mr. Cumenal served as Chief Executive Officer of Domaine Chandon and was Managing Director of Moët Hennessy Europe. Mr. Cumenal also served as Executive Vice President of Marketing, Strategy and Development at Ferruzi Group and was a Brand Manager at Procter & Gamble, France S.A.S.
Mr. Cumenal has significant public company board experience, having previously served on the Board of Directors of Constellation Brands, Inc. from 2016 to 2017. Mr. Cumenal also served on the Board of Directors of Tiffany & Co. from 2013 until 2017.
Mr. Cumenal is a graduate of Institut d’Études Politiques and holds an M.B.A. from Ecole Superieure des Sciences Economiques et Commerciales.
Mr. Cumenal has served on our Board of Directors since June 2019. He is the Chair of the Compensation Committee and a member of the Strategic Review Committee.
Board Service.
Veris Residential, Inc. (2019 – Present); Constellation Brands, Inc. (2016 – 2017); Blue Nile, Inc. (2017-2022); Lugano Diamonds (2021 – Present); Tiffany & Co. (2013 – 2017).
Skills & Qualifications.
Mr. Cumenal’s qualifications to serve as a director include his deep knowledge of international business and brand management along with his operational knowledge and leadership experience stemming from running major companies and his public company board experience.

RONALD M. DICKERMAN, Director Nominee
Age: 59
Occupation: President, Madison International Realty
Experience.
Mr. Dickerman is President and Founder of Madison International Realty, a global, fully integrated real estate private equity firm executing a differentiated investment strategy known as direct secondaries. Madison acquires existing ownership interests from investors seeking liquidity and provides joint venture and preferred equity to commercial real estate owners and investors within all major asset classes who are looking to recapitalize investments, restructure balance sheets, or provide existing partners with an exit strategy. His primary responsibilities include investment strategy, capital formation and risk management. Since its founding in 2002, Madison has raised more than $8 billion in capital commitments for investment in commercial real estate in the US, London, and Europe. Mr. Dickerman has over 35 years of experience focused on the analysis, acquisition, financing, management and disposition of income-producing assets such as real estate, mortgage products, healthcare properties, leased equipment, media properties, oil & gas, as well as other specialty assets.
Prior to founding Madison in 2002, Mr. Dickerman was President and Founder of First Equity Realty, LLC, a real estate investment firm specializing in the acquisition of under-performing real estate assets from financial institutions. During the period from 1987 to 1991, Mr. Dickerman was an investment banker in the Real Estate / Partnership Finance Group at Smith Barney, Harris Upham & Co., Inc., where he was responsible for the origination, analysis, structuring, acquisition, asset management, disposition and marketing of real estate and other limited partnerships.
Mr. Dickerman is a member of the real estate industry trade organizations PREA, INREV, and the Zell Lurie RE Institute, and previously served on the board of the Association of Foreign Investors in Real Estate. He is a frequent speaker on the topic of secondary investments and liquidity at real estate conferences and universities throughout the country.
He earned a BA from Tufts University and an MBA from Columbia University’s Graduate School of Business.
Mr. Dickerman will join our Board of Directors on May 4, 2023. Mr. Dickerman was appointed to the Board pursuant to a Nomination and Cooperation Agreement by and among the Company and various affiliates of Madison International Realty as further described under the heading “Certain Relationships and Related Party Transactions — Nomination and Cooperation Agreement and Confidentiality Agreement.” below.
Board Service.
Veris Residential, Inc. (May 2023 – Present); Association of Foreign Investors in Real Estate (2018 – 2019).
Skills & Qualifications.
Mr. Dickerman’s qualifications to serve as a director include his more than 35 years of real estate transaction, financing and management experience. As the President of Madison International Realty — a longtime investor in the Company — Mr. Dickerman brings another shareholder perspective to the boardroom.

A. AKIVA KATZ, Director
Age: 45
Occupation: Co-Founder and Managing Partner, Bow Street LLC (“Bow Street”)
Experience.
A. Akiva Katz is the Co-Founder and Managing Partner of Bow Street LLC, a global institutional alternative asset management firm with offices in New York and Zug, Switzerland. The firm employs a bottom-up, fundamental method of investing and seeks to identify asymmetric opportunities across asset classes in both public and private markets where it can add value as a partner working collaboratively with its portfolio companies and management teams.
Prior to founding Bow Street, Mr. Katz served as a Managing Partner at Brahman Capital, a value-oriented long/short investment firm. His prior experience includes roles at Rho Capital Management and the Global Mergers & Acquisitions Group at Merrill Lynch.
Mr. Katz holds a B.A. in Economics and Philosophy from York University in Toronto, and an M.B.A. from Harvard Business School.
Mr. Katz has served on our Board of Directors since June 2020. He is the Chair of the Strategic Review Committee and a member of the Compensation Committee and the Nominating and Corporate Governance Committee.
Board Service.
Veris Residential, Inc. (2020 – Present); TransAtlantis Funding LLC (2019 – Present); Vivion Investments S.à r.l. (2022 – present)
Skills & Qualifications.
Mr. Katz’s qualifications to serve as a director include his extensive knowledge of financial markets, experience investing in real estate and his broad investing experience derived from serving at major investment firms.

NORI GERARDO LIETZ, Director
Age: 66
Occupation: Senior Lecturer of Business Administration, Harvard Business School
Experience.
Nori Gerardo Lietz is a Senior Lecturer of Business Administration in the Finance and Entrepreneurial Management Units at Harvard Business School where she currently teaches Real Estate Private Equity and Venture Capital Private Equity.
Ms. Gerardo Lietz is the President of Areté Capital, a real estate advisory firm she founded in 2010. From 2007 to 2011, Ms. Gerardo Lietz was a Partner and Chief Strategist for Private Real Estate and a member of the Global Investment Committee at Partners Group Holding AG. Ms. Gerardo Lietz co-founded Pension Consulting Alliance, Inc. in 1988 and served as a Managing Director while developing its real estate investment management and advisory activities until 2007. In 1985, Ms. Gerardo Lietz co-founded Public Storage Institutional, Inc., an institutional money management firm deploying pension capital to acquire real estate assets, where she served as Senior Vice President until 1988. Ms. Gerardo Lietz practiced law in the corporate department of Paul Hastings LLP from 1982 to 1985.
Ms. Gerardo Lietz is a former member of the Pension Real Estate Association Board of Directors and the Real Estate Research Institute Board of Directors. Ms. Gerardo Lietz also previously served on the Board of USA Water Polo, Inc., the national governing body of the sport of water polo.
Ms. Gerardo Lietz received an A.B. with honors from Stanford University in 1979 and a J.D. from the UCLA School of Law in 1982, where she was Chief Comment Editor of the UCLA Law Review.
Ms. Gerardo Lietz has served on our Board of Directors since June 2019 and currently serves as the Chair of the Nominating and Corporate Governance Committee and a member of the ESG Committee.
Board Service.
Veris Residential, Inc. (2019 – Present).
Skills & Qualifications.
Ms. Gerardo Lietz’s qualifications to serve as a director include her three decades of experience operating real estate practices with institutional investors and her intimate knowledge of the real estate investment management sector.

VICTOR B. MACFARLANE, Director
Age: 72
Occupation: Chairman and Chief Executive Officer of MacFarlane Partners
Experience.
Victor B. MacFarlane is Executive Chairman of MacFarlane Partners, a real estate investment management and development firm he founded in 1987 that acquires, develops and manages properties on behalf of institutional investors and its own account.
Mr. MacFarlane has more than 40 years of real estate investment, development and management experience on behalf of some of the world’s largest pension plans and institutions. Under his leadership, MacFarlane Partners pioneered the urban investment concept among institutional real estate managers in the 1990s and today is an industry leader in urban/smart-growth development, having invested $13 billion in properties totaling eight million square feet of commercial space and 15,000 multifamily housing units nationwide.
Mr. MacFarlane is a past recipient of a Distinguished Business Leadership Award from the USC School of Architecture; a Lifetime Achievement Award and the 2008 Executive of the Year Award from the Greater Los Angeles African American Chamber of Commerce and the San Francisco Business Times; the National Inner City Economic Leadership Award from the Initiative for a Competitive Inner City; and a Distinguished Alumni Award from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. He also holds an honorary doctor of law degree from the University of the District of Columbia.
Mr. MacFarlane serves on the boards of directors of Site Centers Corp. and Overland Tandberg and the advisory board of the Robert Toigo Foundation. He is also an emeritus board member of the Real Estate Executive Council, a member and former director of the Pension Real Estate Association; and a member and former trustee of the Urban Land Institute.
Mr. MacFarlane received a B.A. in University Studies from the University of New Mexico, a J.D. from the UCLA School of Law and an M.B.A. from the University of Pittsburgh.
Mr. MacFarlane has served on our Board of Directors since June 2021. He is a member of the Audit Committee and the Compensation Committee.
Board Service.
Site Centers Corp. (2002 – Present); Veris Residential, Inc. (2021 – Present).
Skills & Qualifications.
Mr. MacFarlane brings to our Board of Directors three decades of experience as a chief executive officer of a real estate investment and advisory firm and over 40 years of experience in the areas of real estate investment, corporate finance, portfolio management and risk management. His extensive managerial experience as well as his knowledge of the real estate and private capital industries provides our Board of Directors with an expansive view on issues impacting the Company and our corporate strategy.

HOWARD S. STERN, Director
Age: 61
Occupation: Founder and Principal, Stern & Associates, LLC
Experience.
Howard S. Stern is the Founder and Principal of Stern & Associates, LLC, a full-service real estate advisory and consulting firm, which he founded in 2014. In addition to his real estate advisory practice, Mr. Stern is Principal and Co-Founder of DSHS Student Housing Investment Group, a real estate vehicle that focuses only on student housing. Mr. Stern is also the Real Estate Chair for the Broe Real Estate Group, a family office developer/owner of over 2,000+ multi-family apartments in Denver, CO.
From 2010 to January 2014, Mr. Stern served as President and Director of Hudson Pacific Properties Inc. (“Hudson Pacific”), a California-based office REIT. In 2006, Mr. Stern co-founded Hudson Capital, the predecessor company of Hudson Pacific, and in 2010, Hudson Capital went public and upon going public was renamed and formed Hudson Pacific. From 2000 to 2006, Mr. Stern served as Chief Investment Officer of Arden Realty, Inc. (“Arden Realty”), a twenty million square foot Southern California REIT that was sold to GE Capital in 2006. In this role, Mr. Stern was responsible for all facets of Arden Realty’s acquisition, disposition and structured finance activities. From 1996 to 1999, Mr. Stern served as Vice President of the Archon Group, a subsidiary of Goldman, Sachs & Co., where he was responsible for leading all western region mezzanine financing and real estate asset management activities. From 1991 to 1995, he served as Vice President and Manager of First Federal Republic Bank and from 1987 to 1991, he served as Senior Asset Manager and Asset Manager for Unity Savings and Gibraltar Savings.
Mr. Stern holds a B.A. in Political Economy from the University of California, Berkeley and an M.B.A. from the University of Southern California.
Mr. Stern has served on our Board of Directors since June 2020. Mr. Stern currently serves as Chair of the ESG Committee and a member of the Audit Committee and Nominating and Corporate Governance Committee. Effective May 4, 2023, he will serve as Chair of the Audit Committee.
Board Service.
Veris Residential, Inc. (2020 – Present); Hudson Pacific Properties Inc. (2010 – 2014).
Skills & Qualifications.
Mr. Stern’s qualifications to serve as a director include his experience in the real estate advisory business, his extensive knowledge of the commercial aspects of the REIT sector and his entrepreneurial experience with the real estate industry.

STEPHANIE L. WILLIAMS, Director Nominee
Age: 45
Occupation: President, Bozzuto Management Company, and Partner, The Bozzuto Group
Experience.
Stephanie L. Williams is President of Bozzuto Management Company and a Bozzuto Group Partner. Ms. Williams oversees Bozzuto Management Company’s strategic performance and economic value creation, directs day-to-day operations and leads an array of initiatives designed to enhance the employee and customer journeys. The current portfolio is valued at $35B and is comprised of 90,000 units and 3 million square feet of commercial space across major markets nationally. Prior to her role as President, Ms. Williams held several executive positions within Bozzuto development and management divisions. She joined Bozzuto in 2004.
In 2022, Ms. Williams was the recipient of the Bisnow D.C. Region Women Leading Real Estate Award. In 2021, she was honored by the national CREW (Commercial Real Estate Women) Network as a 2021 Distinguished Leader and was the proud recipient of the Raise Up Your Voice award at the 2021 CREW DC awards. Ms. Williams was also named a Woman of Influence by Multifamily Executive Magazine and by the Baltimore Business Journal as a Best in Real Estate Honoree. In 2018 and 2020, under Ms. Williams’ leadership, Bozzuto Management Company was awarded #1 Property Management Company by the National Association of Home Builders and received national recognition by J Turner as the best property management company in the nation, based on online ratings, for seven consecutive years.
Ms. Williams is a Board member of the Real Estate Executive Council (REEC) and Housing Association of Nonprofit Developers (HAND). She is also an Executive Board member of the District of Columbia Building Industry Association (DCBIA) and an active member of the Urban Land Institute (ULI) and National Multifamily Housing Council (NMHC).
Ms. Williams earned a Bachelor of Arts from the University of Washington, Seattle and a Master of Community Planning from the University of Maryland, College Park.
Ms. Williams will join our Board of Directors on May 4, 2023.
Board Service.
Veris Residential, Inc. (May 2023 – Present).
Skills & Qualifications.
Ms. Williams’ qualifications to serve as a director include her service as one of the top executives in multifamily property management overseeing a sizeable portfolio of residential units and commercial space across major markets nationally, including a significant footprint in the New York area. Ms. Williams is a well-recognized leader in mixed-use real estate operations, management and development.

Vote Required and Board of Directors’ Recommendation
According to the Company’s bylaws, each director nominee in an uncontested election of directors must be elected by a majority of the votes cast (in other words, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” that nominee). Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Under the Company’s bylaws and Corporate Governance Principles, if a director does not receive the requisite majority vote in an uncontested election, such director will be required to promptly tender their resignation for consideration by the Nominating and Corporate Governance Committee of the Board of Directors. See “Policies Relating to the Election of Directors” below.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

• DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership
Set forth below is certain information as of April 21, 2023, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors and Director Nominees, (ii) the executive officers of the Company, (iii) the named executive officers for 2022, and (iv) the directors, executive officers and named executive officers of the Company as a group:
Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)	Percent of Shares Outstanding (%)(3)	Shares Outstanding (calculated on a fully diluted basis) (%)(4)
Tammy K. Jones, Chair of the Board	57	2020	2023	18,645	*	*
Mahbod Nia, Chief Executive Officer and Director	47	2020	2023	1,948,958(5)	2.1%	1.9%
Amanda Lombard, Chief Financial Officer	39	―	―	103,797(6)	*	*
Anna Malhari, Chief Operating Officer	38	―	―	123,971(7)	*	*
Taryn D. Fielder, General Counsel	45	―	―	154,111(8)	*	*
Jeffrey S. Turkanis, Executive Vice President and Chief Investment Officer	41	―	―	237,924(9)	*	*
Alan R. Batkin, Retiring Director	78	2019	2023	24,914(10)	*	*
Frederic Cumenal, Director	63	2019	2023	22,914	*	*
Ronald M. Dickerman, Director Nominee	59	2023	2023	6,107,661(11)	6.7%	5.8%
A. Akiva Katz, Director	45	2020	2023	5,327,982(12)	5.8%	5.1%
Nori Gerardo Lietz, Director	66	2019	2023	22,914	*	*
Victor B. MacFarlane, Director	72	2021	2023	12,759	*	*
Howard S. Stern, Director	61	2020	2023	18,645	*	*
Stephanie L. Williams, Director Nominee	45	2023	2023	0(13)	*	*
All directors, executive officers and nominees as a group (13 individuals)				14,100,281(14)	15.0%	13.5%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the “Common Units”) are redeemable into shares of Common Stock on a one-for-one basis.

(2)
Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, Phantom Stock Units and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
Includes 492,444 unvested shares of performance vesting restricted stock units, 375,233 unvested shares of shares of outperformance vesting restricted stock units and 633,334 vested stock options. Also includes 113,689 shares indirectly beneficially owned by a family limited liability company whose beneficiaries are Mr. Nia, his spouse and children and over which Mr. Nia and his spouse share voting and dispositive control.

(6)
Includes 32,341 unvested shares of performance vesting restricted stock and 31,135 shares of outperformance vesting restricted stock units.

(7)
Includes 41,488 unvested shares of performance vesting restricted stock and 41,432 shares of outperformance vesting restricted stock units.

(8)
Includes 47,184 unvested shares of performance vesting restricted stock and 43,658 shares of outperformance vesting restricted stock units.

(9)
Includes 83,333 vested stock options, 44,997 unvested shares of performance vesting restricted stock and 41,784 shares of outperformance vesting restricted stock units.

(10)
As previously described, Mr. Batkin will resign from the Board on May 4, 2023. Pursuant to SEC requirements, his security ownership has been excluded from the “All directors, executive officers and nominees as a group” Number of Shares owned tally.

(11)
As previously described, Mr. Dickerman will join the Board May 4, 2023. 6,107,661 shares of Common Stock may be deemed to be beneficially owned by Mr. Dickerman by virtue of being President of Madison International Realty.

(12)
5,327,982 shares of Common Stock may be deemed to be beneficially owned by Mr. Katz by virtue of being a Managing Partner of Bow Street and holding shares of Common Stock in personal accounts.

(13)
As previously described, Ms. Williams will join the Board May 4, 2023.

(14)
Includes all vested options to purchase 716,667 shares of Common Stock held by executive officers and 6,107,661 shares of Common Stock which may be deemed to be beneficially owned by Mr. Dickerman by virtue of being President of Madison International Realty. As previously described, Mr. Dickerman will join the Board May 4, 2023.

Biographical Information Concerning Directors
Biographical information concerning our directors is set forth above under the caption “Proposal No. 1 — Election of Directors.”
Biographical Information Concerning Executive Officers
Biographical information concerning our executive officers is set forth below.
Amanda Lombard was appointed Chief Financial Officer on April 1, 2022 and is the Company’s principal financial officer and principal accounting officer. Ms. Lombard previously served as the Company’s Chief Accounting Officer beginning in January 2022. From December 2020, Ms. Lombard served as Executive Vice President and Chief Financial Officer at Seritage Growth Properties, a publicly-traded, self-administered and self-managed real estate investment trust that is principally engaged in the ownership, development, redevelopment, management and leasing of diversified and mixed-use properties throughout the United States. Prior to that, beginning in November 2018, Ms. Lombard served as Seritage’s Chief Accounting Officer. Before joining Seritage, Ms. Lombard served for over eight years at Gramercy Property Trust which, before its acquisition in October 2018 by affiliates of Blackstone Real Estate Partners VIII, was a publicly traded real estate investment trust that specialized in acquiring and managing income-producing industrial real estate leased in growing population centers across the United States. Ms. Lombard served as Gramercy’s Chief Accounting Officer from April to October of 2018, its SVP-Corporate Controller from December 2015 to April 2018 and its Assistant Controller from July 2010 to December 2015. Prior to joining Gramercy, Ms. Lombard held positions with King Street Capital Management and PricewaterhouseCoopers. Ms. Lombard received a Masters in Accounting from the University of Michigan’s Stephen M. Ross School of Business and a Bachelor of Arts from the University of Michigan. Ms. Lombard is a Certified Public Accountant.
Anna Malhari was appointed Chief Operating Officer of the Company on June 9, 2021. Ms. Malhari previously served as the Company’s Senior Vice President and Chief Administrative Officer beginning in March 2021. Prior to joining the Company, she served as an Associate Vice President and Vice President of Colony Capital, Inc. from 2017 to 2019, where she was responsible for NorthStar Realty Europe Corp’s capital markets activity and was closely involved in the company’s investment and management activities. Prior to joining Colony Capital, Ms. Malhari held various investment positions at Northstar Asset Management Group from 2014 to 2017 and Peakside Capital from 2011 to 2014. Ms. Malhari is AIEMA Associate member and holds a CEMS Double Degree Masters in International Management from the Business University in Prague and the University of Cologne.
Taryn D. Fielder has served as General Counsel and Secretary since April 2022 and previously served as General Counsel at WashREIT (now Elme Communities). Ms. Fielder has significant experience providing legal counsel for capital market transactions, securities, corporate governance, and regulatory compliance related matters. Prior to WashREIT, she served as President and General Counsel for ASB Real Estate Investments and was Assistant General Counsel for publicly-traded REIT DiamondRock Hospitality Company. Earlier in her career, she worked in Hogan & Hartson’s (now Hogan Lovells) Real Estate Group, and practiced corporate and real estate law with Simpson, Thacher and Bartlett LLP. Ms. Fielder earned a BA summa cum laude in International Relations, Political Science, French and Theater from Eckerd College and a JD from Harvard Law School.
Jeffrey S. Turkanis has served as Executive Vice President and Chief Investment Officer since April 2022 and previously served as the Head of U.S. Residential at Oxford Properties Group. Prior to his more than decade-long tenure at Oxford Properties Group, Mr. Turkanis held roles at Putnam Investments and Fortress Investment Group. As Chief Investment Officer, he is responsible for overseeing the sale of non-strategic assets, identifying potential value enhancement opportunities within Veris Residential’s existing portfolio, and sourcing potential new investment opportunities. He earned a BBA from Washington University in St. Louis and an MBA, Real Estate from Columbia Business School.
Certain Relationships and Related Transactions
Nomination and Cooperation Agreement and Confidentiality Agreement.   Mr. Dickerman was appointed to the Board pursuant to a Nomination and Cooperation Agreement (the “Nomination Agreement”), dated February 26, 2023, by and among the Company and various affiliates of Madison International Realty (the “MIR Group”). The Nomination Agreement includes various terms, conditions and provisions, including that the Company will include Mr. Dickerman in the Board’s recommended director slate of candidates to stand for election at the Annual Meeting. Under the Nomination Agreement, the MIR Group is subject to various restrictions, including, among other things, limitations on proposing or engaging in certain extraordinary transactions and other matters involving the Company, prohibitions on the MIR Group acquiring more than 8,204,820 shares of the Company’s outstanding common stock, engaging in proxy solicitations and other stockholder-related matters and proposals, forming groups with other investors, and engaging in short sales or any purchase, sale or grant of any option, warrant, or convertible security with respect to any security that derives any significant part of its value from a decline in the market price or value of the Company’s securities. The MIR Group has agreed to vote its shares as set forth in the Nomination Agreement, including with respect to the election of all nine of the Company’s nominees to the Board of Directors at the Annual Meeting. The provisions of the Nomination Agreement described above generally apply until the earlier of thirty (30) days prior to the non-proxy access stockholder director nomination deadline for the Company’s 2024 annual stockholders meeting or, in certain circumstances, the 2025 annual stockholders meeting, subject to certain exceptions described in the Nomination Agreement.

Tax Protection Agreements.   Certain Company properties acquired by contribution from unrelated common unitholders of the Operating Partnership, were subject to restrictions on disposition, except in a manner which did not result in recognition of built-in-gain allocable to such unitholders or which reimbursed the unitholders for the tax consequences thereof (collectively, the “Property Lock-Ups”). While these Property Lock-Ups have expired, the Company is generally required to use commercially reasonable efforts to prevent any disposition of the subject properties from resulting in the recognition of built-in gain to these unitholders, which include members of the Mack Group (which includes William L. Mack, a former director and David S. Mack, a former director). As of December 31, 2022, taking into account tax-free exchanges on the originally contributed properties, either wholly or partially, over time, five of the Company’s properties, as well as certain land and development projects, with an aggregate carrying value of approximately $760 million, are subject to these conditions.
Policies and Procedures.   The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any “related person” (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of any class of the Company’s voting securities, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company’s General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.
The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company’s proxy statement; (ii) employment of an executive officer if they are not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company’s proxy statement if they were a “named executive officer” and the Company’s Compensation Committee (the “Compensation Committee”) approved (or recommended that the Board of Directors approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (iv) any transaction where the related person’s interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.
Under the policy, the General Counsel’s determination of whether a transaction meets the definition of a related person transaction is based upon an assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company’s policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.
The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of their immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

Independence of the Board of Directors
The Board of Directors has adopted the NYSE’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that seven of eight of its current members (namely, Messrs. Batkin, Cumenal, Katz, MacFarlane and Stern and Mses. Gerardo Lietz and Jones), and eight of nine director nominees (namely, Messrs. Cumenal, Dickerman, Katz, MacFarlane and Stern and Mses. Gerardo Lietz, Jones and Williams), are independent directors within the meaning of such NYSE independence standards in terms of independence from management. In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees.
Involvement in Certain Legal Proceedings
To the best of our knowledge during the past ten years, no director or officer of the Company has been involved in any of the following: (i) any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting their involvement in any type of business, securities or banking activities; and (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
Adverse Proceedings
There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.
Environmental, Social and Governance (“ESG”)
The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business. In furtherance of this mission, during 2022, the Company continued its commitment to enhance its public disclosure with respect to ESG matters.
We have a formal reporting and oversight structure for the Company’s long-term ESG strategy and goals. Our ESG Taskforce (“ESG Taskforce”) is composed of key members from various departments and chaired by our Chief Operating Officer. The ESG Taskforce meets on a monthly basis and is responsible for setting strategy and ESG targets and monitoring ESG performance across the Company. The ESG Taskforce’s targets and initiatives are reported to the ESG Committee of the Board, which formally oversees ESG goals and initiatives, including Diversity, Equity and Inclusion (“DEI”) efforts and CSR strategy. We memorialized our stewardship and commitment to our ESG strategies and commitments in our 2021 ESG Report, which is available on the Company’s website (the 2022 ESG Report will be made available during the second quarter of 2023). The report outlines our proactive approach for addressing sustainable development, natural resource conservation, and cultural diversity and inclusion. To learn more about how we track and measure our success in this area, please visit https://verisresidential.com.
ALIGNMENT WITH INDUSTRY CODES & VOLUNTARY BEST PRACTICES	SIGNATORY	MEMBERSHIPS
Climate Disclosure Project (CDP) GRI Core Option Taskforce for Climate and	CEO Action for Diversity Pledge UN Global Compact UN Women Empowerment	EV100 GRESB National Association of Real

ALIGNMENT WITH INDUSTRY CODES & VOLUNTARY BEST PRACTICES	SIGNATORY	MEMBERSHIPS
Financial Disclosures (TCFD) UN Sustainable Development Goals (SDG) UN Global Compact Communication on Progress Science Based Targets initiative (SBTi)	Principles (WEPs)
Estate Investment Trusts (NAREIT)
National Apartment Association (NAA)
New Jersey Apartment Association (NJAA)
Massachusetts Apartment Association (MAA)
USGBC
National Minority Supplier Development Council (NMSDC)

Environmental
We continue to pursue a wide range of sustainability initiatives, aimed at reducing the carbon footprint of our portfolio while creating a diverse and safe offering for our residents and tenants. The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company’s overall strategy to continue to enhance the Company’s reputation as a property manager of choice and promotes an environmental strategy that supports “green” building initiatives.
We have undertaken several green initiatives that not only conserve energy and reduce waste, but also offer our residents cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:
•
Green House Gas Emissions.   The Company acknowledges its responsibility to do our part to reduce energy consumption and emissions. In 2022, we committed to set an ambitious science-based target through the Science Basted Target initiative (SBTi). We have pledged to reduce our Scope 1 and Scope 2 emissions by 50% prior to 2030 as validated by the SBTi.

•
Energy and Energy Procurement.   As part of our energy policy, the Company purchases Green-e RECs covering 100% of the electricity consumption for common areas of our wholly owned multifamily properties.

•
Green Certification.   We are committed to increasing the share of sustainable properties in our portfolio. To that end, 43% of our multifamily properties were Green Certified (LEED® or equivalent) as of December 31, 2022.

•
Initiatives to Save Energy and Limit Carbon Footprint.   The Company continuously monitors energy performance to identify potential energy efficiency opportunities, evaluating the economics and utilizing state and public utility incentive programs when pursuing investments into low carbon alternatives and other energy efficiency projects.

•
Water.   The Company seeks to implement water management and recycling programs when possible, including, among other things, the installation of low flow fixtures and low irrigation landscaping systems.

•
Waste Management and Recycling.   We aim to reduce the amount of waste created and sent to landfill, while increasing the proportion being recycled. To this end, the Company requires all hazardous waste, including electronics and mercury-containing products, to be disposed of or recycled in line with the applicable environmental laws. No significant spills of oil, fuel, waste or chemicals were reported in 2022.

•
EV Chargers.   The Company was the first U.S. real estate member of EV100, committing to having EV charging infrastructure across 100% of its properties by 2030.

Social
The Company strives to be a workplace that actively attracts, inspires and engages a talented and diverse workforce enabling them to flourish and feel welcome. We foster an inclusive work environment based on respect, empowerment and collaboration that aims to reflect the backgrounds of the residents and communities we serve.
The Company is able to attract and retain a diverse, healthy and motivated workforce through various initiatives including workforce training that supports long-term professional development, prioritizing work-life balance, and promoting diversity and inclusion on our teams and in our hiring practices.
We have carefully built a workplace where diversity thrives, spanning race, gender, ethnicity, age, sexual orientation, physical ability and experience. The Company, as a diverse equal opportunities workplace and a signatory to the UN Women Empowerment Principles, promotes diversity at all levels including senior management and the Board of Directors. The Company has a robust diversity, equity and inclusion (“DEI”) initiative with the overall goal of creating opportunities for all people in the commercial real estate industry in the local communities in which it operates and within its own workforce.
Our 2022 Social and DEI accomplishments include:
DEI
•
The Company was recognized as a member of Bloomberg’s 2022 Gender Equality Index.

•
We met our target to achieve gender equality at management level in 2022, well ahead of the 2025 target date.

•
As of December 31, 2022, 52% of employees were female and 43% of employees were persons of color or other minority groups (based on employees who self-identified).

•
Three of our nine director nominees (or 33%) are female and four (or 44%) are persons of color or other minority groups. Three of our five named executive officers (or 60%) are female and one executive (or 20%) is a person of color of from other minority groups.

Health and Safety.
•
We are committed to operating healthy buildings and enhancing health and providing wellbeing benefits for our employees.

•
We have renewed WELL Health and Safety Rating at all of our properties, including Harborside 5&6 and our corporate headquarters.

Employee Engagement.   The Company was once again certified as a “Great Place to Work” following solicitation of feedback from Company employees through an independent survey.
Employee Wellbeing and Benefits.   We seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by offering a wide range of benefits to our employees.
Philanthropic Support.   In addition, whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations. The Company also promotes the philanthropic efforts of our employees by providing 3 days of paid time off toward volunteerism and matching employee charitable contributions dollar for dollar.
Governance Matters
We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. Our commitment to diversity is evidenced by both our current Board of Directors and by our slate of directors for election at the Annual Meeting, five of nine (or 56%) of whom are female and/or racially diverse. Additionally, as part of our efforts to minimize environmental and social risks, in 2020 we established an Environmental, Social and Governance Committee (the “ESG Committee”) consisting of four directors to develop, review and provide the Board of Directors with advice and direction in setting general ESG strategy, in developing, implementing, and monitoring initiatives and policies, and in overseeing communications with employees, investors and stakeholders with respect to ESG matters (including human rights, climate change and other issues). The ESG Committee met regularly over the course of 2022 and all meetings held during the year were attended by more than 75% of the committee members.
Ethics & Compliance.   Our objective is to conduct business with integrity and in compliance with the letter and spirit of the law, while protecting human rights. The Code of Business Conduct and Ethics (“COBCE”) represents the Company’s key policy guide for daily operations, outlining expectations of employee and directors’ conduct relating to each other and towards the Company’s stakeholders.
Anti-Harassment.   The Company maintains distinct policies and complaint procedures for sexual harassment and harassment and discrimination based on protected classifications. These anti-harassment policies form an integral part of the COBCE. Anti-harassment training is an integral part of the Company’s training program provided to all employees, who are encouraged to report any breaches of the anti-harassment policies to the General Counsel or Human Resources Department.
Human Rights.   The Company’s Human Rights Policy expresses the Company’s commitment to respecting human rights across all operations and setting a positive example to the wider community and its stakeholders. The policy covers topics including forced and child labor, human trafficking and slavery, health and safety, discrimination and prejudice.
Grievance Mechanism.   The Company has a strict non-retaliation policy to encourage employees to raise issues and report concerns of misconduct and in 2022 introduced a third-party anonymous hotline for the reporting of any concerns by employees or other stakeholders.
Supply Chain.   It is important to us that our suppliers and partners operate ethically and share the Company’s ESG business principles. Our supply chain governance procedures introduced in 2020 and summarized in the Supplier Code of Conduct ensures our suppliers are aware of the standards and business practices we expect from them.
Stakeholder Engagement.   Our main stakeholder groups include stockholders, employees, tenants and residents, suppliers, industry associations, communities, NGO advocacy and activist groups, governmental organizations and regulatory bodies, media and competitors. We engage with our stakeholders regularly and through multiple channels and take their feedback into account when assessing and preparing our corporate sustainability strategy.
Cybersecurity and Information Technology Initiative.   Our security efforts are designed to preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of, the Company and protect against, among other things, cybersecurity attacks. The Company is committed to respecting the privacy of tenants, customers, employees, securing personal information and enabling the trust of all individuals whose personal information it handles.
The Company’s cybersecurity program focuses on technology process and people to manage risk. All Company employees and service providers are tasked with protecting and managing Company information assets, in recognition of the fact that information security is an important part of the Company’s business.
In 2022, the Company introduced security enhancements and upgrades, with a focus on the following cybersecurity initiatives.
Cybersecurity Program:   The cybersecurity program includes: (i) implementation of hardware and software infrastructure (including network security, multi-factor authentication, and single sign on); (ii) development and execution of policies, processes and procedures, (including mandatory password policies and incident response procedures); (iii) employee education, training, monthly phishing simulations and testing scenarios, and (iv) assessments of internal resources and external vendors and systems.
Cloud Services:   The Company migrated all Company emails to Microsoft 365 Cloud and completed the migration of all other Company data and communication services to Microsoft 365 and Microsoft Azure. Data in the cloud environment is protected by encrypted backups to immutable storage services.

Defense in Depth:   Our cybersecurity systems take a defense in depth approach, including: (i) Perimeter Security (firewalls, filtering services, and VPNs); (ii) Network Security (vLANs, network segmentation, and secure remote access); (iii) Application Security (least privilege, multi-factor authentication, and single sign-on); (iv) Endpoint Security (end point management, patch management, web filtering & URL defense); and (v) Data Security (encrypted backup & recovery solutions).
Cyber Systems Review:   Our Information Systems department provides 24/7 oversight and services. Additionally, as part of the Company’s ongoing digital transformation, following completion of the data migration onto Microsoft 365 Cloud, the Company will engage a third-party to audit and stress-test our information and cyber security programs. The Company has secured specific coverage to mitigate losses associated with cyber-attacks and other information security breaches, addressing both first-party and third-party losses from breach response, cyber extortion, data loss, business interruption, contingent business interruption, regulatory penalties, media liability, social engineering coverage, system failures and bricking/hardware replacement.
Board Oversight:   The Board of Directors has delegated to the Audit Committee of the Board of Directors (the “Audit Committee”) oversight of cybersecurity and other information technology risks affecting the Company. The Audit Committee periodically evaluates our cybersecurity strategy to ensure its effectiveness. Management provides quarterly reports to the Audit Committee regarding cybersecurity and other information technology risks, and the Audit Committee in turn provides reports to the full Board of Directors. No material internet security breaches were recorded in the last three years.
Board and Committee Governance.   Our Board of Directors remains committed to the highest standard of corporate governance. Our amended and restated bylaws generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Our bylaws also provide for majority voting in the election of directors, whereby each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender their resignation for consideration by the Nominating and Corporate Governance Committee.
During 2022, the entire Board of Directors met sixteen (16) times and acted six (6) times by unanimous written consent. In 2022, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which they served as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which they served during the periods that they served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. Seven (7) of the eight (8) members of the Board of Directors at the time of the 2022 Annual Meeting were in attendance at the 2022 Annual Meeting of Stockholders.
Currently, the Company has separated the roles of Chief Executive Officer and Chair of the Board. The Company believes that at this time the separation of these roles permits the Chair of the Board to focus on oversight of the Company’s long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day-to-day performance of the other executive officers in executing the Company’s business plan. During 2022, the non-management directors met in Executive Session six (6) times, which were presided over by the Chair. Key responsibilities of our Chair include, among others, presiding at Executive Sessions of independent directors, facilitating communications between the independent directors and the Company’s management team, and calling meetings of the independent directors, as necessary.
Pursuant to authority vested in the Audit Committee and pursuant to its charter, the Audit Committee is responsible for overseeing the Company’s financial risk exposure and the Company’s risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company’s quarterly and annual financial statements by discussing with management, the Company’s independent auditors and outside legal counsel the Company’s risk profile, financial risk exposure and risk mitigation policies and procedures. In addition, the Compensation Committee, in consultation with the independent compensation consultant to the Compensation Committee, conducts an annual risk assessment of the Company’s compensation programs as described under “Compensation Risk

Assessment” in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.
The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of shares of Common Stock, units of limited partnership interest of the Operating Partnership redeemable for shares of Common Stock or units under the Company’s Deferred Compensation Plan for Directors equal in value to five times the annual cash retainer paid to directors (currently the total required ownership amount is $325,000). As modified in April 2021, the guidelines provide that, until the required ownership level is achieved, directors must retain 50% (increased to 100% in February 2022) of net-after-tax shares from the exercise or vesting of compensatory awards. Prior to April 2021, in lieu of this retention requirement, the guidelines allowed a grace period of three years following appointment or election to the Board of Directors to come into compliance. As of the most recent compliance measuring date (the Board of Directors meetings corresponding to the most recent annual meeting of stockholders), each of the directors is in compliance and moving towards the goal.
In March 2012, the Board of Directors, on the recommendation of its Nominating and Corporate Governance Committee, adopted a retirement policy for directors. Pursuant to this policy, the Company’s Corporate Governance Principles provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80.
The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management’s perspective on business objectives and discusses his perspective on the Company’s deep pool of talented employees and succession planning for the Company.
The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors, the Chief Executive Officer and executive vice presidents.
In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the Audit Committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company’s internal controls, for the retention and treatment of complaints.
Meetings of Committees of the Board of Directors
The Board of Directors currently has five standing committees: the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committee; the ESG Committee and the Strategic Review Committee.
Audit Committee.   The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan R. Batkin, as Chair, Tammy K. Jones, Victor B. MacFarlane and Howard S. Stern. The Board of Directors has determined that each of the members of the Audit Committee is an “independent” director within the meaning of the NYSE independence standards and Rule 10A-3 promulgated by the SEC under the Exchange Act and satisfies applicable financial literacy standards of the NYSE. The Board of Directors has also determined that each of the members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC rules. The Audit Committee met four (4) times during 2022.
The Audit Committee authorizes and approves the engagement of the Company’s independent registered public accountants, reviews with the Company’s independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company’s independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company’s internal control over financial reporting, disclosure controls and procedures and internal audit function. The

Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company’s internal auditors, (4) the Company’s independent registered public accounting firm’s qualifications and independence, and (5) the performance of the Company’s independent registered public accountants.
Compensation Committee.   The Compensation Committee consists of Frederic Cumenal, as Chair, Victor B. MacFarlane and A. Akiva Katz. The Compensation Committee is responsible for implementing the Company’s compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company’s incentive programs, including the Company’s stock option and incentive plans. The Board of Directors has determined that each member of the Compensation Committee is an “independent” director within the meaning of the NYSE independence standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and is a “non-employee” director under Rule 16b-3 under Section 16 of the Exchange Act. The Compensation Committee met five (5) times in 2022 and acted by unanimous written consent once.
Pursuant to its charter, the primary purposes of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company’s executive officers; (ii) to discuss with the chief executive officer the compensation of other senior executives; (iii) to review and administer the Company’s compensation and benefit programs, and (iv) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or annual report that complies with the rules and regulations of the SEC. In addition, pursuant to its charter, the Compensation Committee is responsible for establishing and reviewing the annual and long term corporate goals and objectives relevant to compensation of the Company’s executive officers in light of performance goals and objectives. The Compensation Committee has sole authority to determine and approve the compensation levels of the executive officers. The Compensation Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the Compensation Committee discharges its responsibilities is described under the heading “Compensation Discussion and Analysis” below.
Nominating and Corporate Governance Committee.    In 2022, the Nominating and Corporate Governance Committee consisted of Nori Gerardo Lietz, as Chair, A. Akiva Katz and Howard S. Stern. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent” director within the meaning of the NYSE independence standards. The Nominating and Corporate Governance Committee met three (3) times in 2022.
The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders, provided that the Nominating and Corporate Governance Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company’s General Counsel following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company’s most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel then delivers any such communications to the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee analyzes, on an annual basis, the skills and attributes of the members of the Board of Directors, and recommends to the Board of Directors appropriate individuals for nomination as members of the Board of Directors. Based on the Company’s strategic plan, the Nominating and Corporate Governance Committee has developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board of Directors as a whole. The skills matrix is periodically reviewed and updated by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates potential nominees to the Board of Directors against the skills matrix.
The skills matrix has two sections — a list of core criteria that every member of the Board of Directors should meet and a list of skills and attributes desired to be represented collectively on the Board of Directors. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:
•
Service on no more than six other public company boards;

•
High integrity and ethical standards;

•
Standing and reputation in the individual’s field;

•
Risk oversight ability with respect to the particular skills of the individual director;

•
Understanding of and experience with complex public companies or like organizations; and

•
Ability to work collegially and collaboratively with other directors and management.

The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board of Directors as a whole:
•
Independence under the Company’s Standards for Director Independence and NYSE listing requirements, subject to waiver based on the Nominating and Corporate Governance Committee’s business judgment;

•
Corporate governance expertise;

•
Financial expertise;

•
Commercial real estate industry expertise;

•
Diversity;

•
Legal expertise;

•
Capital markets expertise;

•
Political/land use/environmental policy expertise; and

•
Technology/business process expertise.

Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees with members having a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee also considers the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.
Environmental, Social and Governance Committee.   In 2022, the ESG Committee consisted of Howard S. Stern, as Chair, Tammy K. Jones, Nori Gerardo Lietz and Mahbod Nia. The ESG Committee met four (4) times during the year.
The ESG Committee’s purpose is to develop, review and provide ongoing support for the Company’s strategy related to ESG matters, including environmental, health, safety, diversity and inclusion, governance, corporate social responsibility, employee relations, human rights, worker safety, natural resource scarcity and sustainability. The ESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company.
Strategic Review Committee.   On June 12, 2020, the Board of Directors formed the Strategic Review Committee comprised of four directors. The Strategic Review Committee currently consists of A. Akiva Katz, as Chair, Frederic Cumenal, Tammy K. Jones and Mahbod Nia and met thirteen (13) times during 2022.
The Strategic Review Committee is responsible for reviewing the Company’s operations and strategy and assessing alternatives to increase stockholder value.
Available Information
The Board of Directors has adopted written charters for the Audit Committee; the Compensation Committee; the Nominating and Corporate Governance Committee; the ESG Committee and the Strategic Review Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company’s Corporate Governance Principles, charters of the various committees of the Board of Directors, the current Corporate Social Responsibility Report, and the Company’s Code of Business Conduct and Ethics applicable to all employees, officers and directors. The Company’s website is https://verisresidential.com/. The Company intends to disclose on its website any amendments to or waivers from its Code of Business Conduct and Ethics as well as any amendments to its Corporate Governance Principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Veris Residential, Inc., Investor Relations Department, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.
Stockholder Communications
Our Board of Directors casts a wide net for input to inform its decision making. As part of these efforts, the Board of Directors values input from stockholders, who both represent a broad range of views and have a financial interest in the strength of the Company. The Company thus maintains a variety of mechanisms to enable this input and facilitate written communications from our stockholders and other interested parties to the Board of Directors, its committees or its members. All stockholder and other interested party communications must (i) be addressed to the General Counsel of the Company, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311 or at the General Counsel’s e-mail address at generalcounsel@verisresidential.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder or interested party sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, or the Nominating and Corporate Governance Committee; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advanced notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See “Submission of Stockholder Proposals.”
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel promptly delivers such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chair of the Board of Directors or the Chair of the Nominating and Corporate Governance Committee, as the case may be.
The General Counsel may, in her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to non-management directors that expressly requests management not be provided with the communication, the General Counsel may not copy any member of management in forwarding such communication to non-management directors.

Corporate Governance Highlights
Our Board of Directors is committed to strong corporate governance. Our governance framework is designed to promote the long-term interests of our stockholders and strengthen Board and management accountability.
WHAT WE DO
✓ Subtitle 8 Opt Out. In 2019, we opted out of the classified board provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law (often referred to as the Maryland Unsolicited Takeovers Act (“MUTA” or “Subtitle 8”)) and are prohibited from opting back into the Subtitle 8 provision allowing the Board to self-classify, without stockholder approval.
✓ No Poison Pill. No Stockholder Rights Plan in effect.
✓ Annual Election of Directors. Our Board of Directors consists of a single class of directors who stand for election each year.
✓ Majority Voting Standard for Directors with Director Resignation Policy. Our bylaws include a majority voting standard for the election of directors. Under our Corporate Governance Principles, any incumbent director who fails to receive the required vote for re-election must tender their resignation for consideration by the Nominating and Corporate Governance Committee.
✓ Independent Board. Eight of our nine director nominees are independent and all members serving on our Audit, Compensation and Nominating and Corporate Governance Committees are independent.
✓ Concurrent Stockholder Power to Amend our Bylaws. Our bylaws permit stockholders to propose binding amendments to the bylaws for approval by the stockholders at an annual or special meeting of the stockholders. Amendments to the Company’s bylaws must be submitted in compliance with the Company’s policies and procedures for stockholder communications and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter.
✓ Executive Sessions of our Board. An Executive Session of non-management directors is held following each regularly-scheduled quarterly meeting of the Board of Directors.
✓ Independent Chair. As of June 2020, our Lead Independent Director transitioned to the role of independent Chair, and continues to ensure strong and independent leadership of our Board of Directors by, among other things, presiding at all meetings of our Board of Directors and at Executive Sessions of the non-management directors.
✓ Board Evaluations. Our Nominating and Corporate Governance Committee oversees annual evaluations of our Board of Directors and its required committees.
✓ Regular Succession Planning. A high priority is placed on regular and thoughtful succession planning for our senior management.
✓ Risk Oversight by Full Board and Committees. A principal function of our Board of Directors is to oversee risk assessment and risk management related to our business. Oversight for specific areas of risk exposure is delegated to our Board committees.
✓ Annual Say-on-Pay. We annually submit “say-on-pay” advisory votes to stockholders for their consideration and vote.
✓ Social Responsibility. We strive to conduct our business in a socially responsible manner that balances consideration of environmental and social issues with creating long-term value for our Company and our stockholders. Our Corporate Social Responsibility Report is published on our website at www.investors.verisresidential.com/environmental-social-governance.
✓ Code of Ethics. A robust Code of Business Conduct and Ethics is in place for our directors, officers and employees.

Policies Relating to the Election of Directors
Elections to the Board of Directors are conducted in accordance with the Company’s Charter, bylaws and the laws of the state of Maryland, which provide that directors are to be elected at a meeting of the Company’s stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company’s bylaws and Corporate Governance Principles, if in any uncontested election of directors, a director nominee does not receive a majority of votes cast “for” their election, such director nominee must promptly tender their resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director’s background, experience and qualifications; (iii) the director’s length of service on the Board of Directors and contributions to the Company; and (iv) whether the director’s service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company’s Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services (“ISS”).
Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee will, within ninety (90) days from the date of the stockholder vote, decide whether to accept the tender of resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast “against” the director can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee’s decision will be promptly publicly disclosed in a periodic or current report filed with the SEC. Any director who tenders their resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made thereunder. In addition, a director must tender their resignation for consideration by the Nominating and Corporate Governance Committee if such director’s principal occupation or business association changes substantially during their tenure as a director.
Report of the Audit Committee of the Board of Directors
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal controls, internal audit function, and audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.
The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company’s 2022 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022. The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.

In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the fiscal 2022 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2.
The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”);

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s 2022 Annual Report, for filing with the SEC.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.
AUDIT COMMITTEE
Alan R. Batkin, Chair
Tammy K. Jones
Victor B. MacFarlane
Howard S. Stern

• COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis evaluates the compensation policies and programs for our named executive officers as determined under the SEC’s executive compensation disclosure rules for 2022. The following table identifies our “named executive officers” for purposes of this Compensation Discussion and Analysis, including our chief executive officer, each of our executive vice presidents, and two (2) individuals who served as executive officers during part of 2022:
Name	Title
Mahbod Nia	Chief Executive Officer
Amanda Lombard	Chief Financial Officer
Jeffrey S. Turkanis	Chief Investment Officer
Anna Malhari	Chief Operating Officer
Taryn D. Fielder	General Counsel and Secretary
David J. Smetana	Former Chief Financial Officer(1)
Gary T. Wagner	Former General Counsel and Secretary(2)

(1)
Mr. Smetana’s employment with us ended on March 31, 2022.

(2)
Mr. Wagner’s employment with us ended on April 15, 2022.

The executive compensation program has evolved alongside the Company’s transformation, with an eye to sustaining the momentum achieved thus far; appropriately incentivizing the Company’s leadership; and further strengthening alignment between management and our shareholders. With regard to absolute levels of executive compensation and the Company’s named executive officer compensation program, the Compensation Committee periodically reviews relevant information about competitive pay levels and structures but also considers a number of other factors, as described in further detail in this Compensation Discussion and Analysis.
The Company
The Company is a forward-thinking, environmentally- and socially-conscious real estate investment trust (REIT) that primarily owns, operates, acquires, and develops holistically-inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today’s residents while seeking to positively impact the communities it serves and the planet at large. The Company is guided by an experienced management team and Board of Directors and is underpinned by leading corporate governance principles, a best-in-class and sustainable approach to operations, and an inclusive culture based on equality and meritocratic empowerment.
The Company currently operates 7,681 multifamily units (the “Multifamily Portfolio”), including 750 units in Haus 25, a development in Jersey City, New Jersey, which was launched in April 2022. The portfolio has a sector-leading average property age of only six years and commands some of the highest rents among its public multifamily peer companies. In addition, the Company owns a number of land parcels and operates a handful of non-strategic office properties on the New Jersey Waterfront.
Recent Developments and Strategy
The Company has undergone a strategic transformation over the past three years. The reconstitution of the Board of Directors in July 2020 and subsequent changes in management triggered a strategic shift in direction, catalyzing a transformation to a pure play multifamily company. Since the beginning of 2021, the Company has successfully reduced complexity, strengthened and simplified the balance sheet and reduced expenses, while streamlining and enhancing its operational platform, resulting in five consecutive quarters of sector-leading operating results across the Company’s multifamily portfolio.

The Company has sold approximately $2 billion of non-strategic properties since the beginning of 2021. As a result, the portion of net operating income generated by the multifamily portion of the Company’s portfolio increased from 38% at year-end 2020 to 84% in the end of 2022. As of the date of this Proxy Statement, the multifamily portfolio generates approximately 99% of the Company’s net operating income, excluding the 23 Main Street office property.
VRE Net Operating Income By Asset Type
2022 Business Highlights
Strong Operation Performance
•
Our 6,931-unit operating multifamily portfolio (excluding Haus25) and Same Store 5,825-unit operating multifamily portfolio were 95.3% and 95.6% occupied, respectively, as of December 31, 2022.

•
Full year 2022 year-over-year Same Store NOI for the Multifamily Portfolio increased by 20.1%.

•
Same Store multifamily Blended Net Rental Growth of 17.0% for the year.

•
Haus25, a 750-unit property located in Jersey City, NJ, launched in April 2022 and achieved stable occupancy only 10 months later, significantly ahead of schedule and initial underwriting.

•
$831 million of non-strategic assets sold in 2022 releasing approximately $301 million of proceeds used to repay debt and acquire The James, a 240 unit property in Park Ridge, New Jersey.

•
Entered into an agreement to sell Harborside 1, 2, and 3 for an aggregate price of $420 million, which was consummated in April 2023, releasing approximately $360 million of net proceeds.

•
The sale of Hyatt Hotel for $117 million closed in November 2022 followed by the sale of the Port Imperial Hotels in February 2023 for $97 million, resulting in a full exit from the hotel segment.

•
96% of the Company’s total debt portfolio (consolidated and unconsolidated) is hedged or fixed (pro-forma for the sale of the Port Imperial Hotels) and has a weighted average rate of 4.4% and weighted average maturity of 4 years.

ESG & Operations
•
Further enhanced operational architecture, introducing new talent, technology and processes to drive top-line performance while realizing significant cost savings.

•
Eliminated 41 positions and achieved over $8 million of cash expense savings.

•
Earned 5 Star ESG rating from the Global Real Estate Sustainability Benchmark (“GRESB”), the highest rating offered for distinguished ESG leadership and performance.

Company Performance
The Company realized a (15.0%) total shareholder return (“TSR”) during 2022 (compared to 47.5% and (44.2%) for 2021 and 2020, respectively).
Despite the negative TSR, the Company outperformed its peers, both office and multifamily, as well as major indices during the year. The TSR is reflective of the strong performance and progress achieved with respect to the strategic transformation since the beginning of 2022.
Relative performance metrics:
•
Outperforming the Russell 2000, RMS and S&P 500, that returned (21.27%), (24.06%) and (18.63%), respectively, in 2022.

•
Outperforming its office peers, that on average returned (38.3%) during 2022.

•
Outperforming its multifamily peer set during the year, that on average returned (32.2%) in 2022.

Source: SNL share price data as of December 31, 2022. Multifamily peers include American Assets Trust, Inc.; Apartment Income REIT Corp.; AvalonBay Communities, Inc.; Camden Property Trust; Elme Communities; Equity Residential; Essex Property Trust, Inc.; Independence Realty Trust, Inc.; Mid-America Apartment Communities, Inc.; and UDR, Inc. and Office peers include Boston Properties, Inc.; Brandywine Realty Trust; Corporate Office Properties Trust; Cousins Properties Incorporated; Empire State Realty Trust, Inc.; Highwoods Properties, Inc.; Hudson Pacific Properties, Inc.; JBG SMITH Properties; Kilroy Realty Corporation; Paramount Group, Inc.; Piedmont Office Realty Trust, Inc.; and SL Green Realty Corp.
Stockholder Say-on-Pay Advisory Vote
In 2022, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 97.1% of the votes cast (excluding abstentions) were in favor of our executive compensation. The Compensation Committee viewed this 97.1% stockholder approval as being strongly supportive of the Company’s general approach to executive compensation. The Compensation Committee believes its compensation actions in 2022 aligned the Company’s executive compensation plans with stockholder expectations. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation and to consider stockholder feedback on our compensation program when making future compensation decisions. In 2022, we continued our stockholder outreach program under which we provide opportunities for our investors to provide their perspectives on our executive compensation.
2022 Compensation Program Overview
Certain features of our 2022 compensation program, as summarized briefly below, have been modified from the program in effect for 2021. Those changes are discussed more fully later in this Compensation Discussion and Analysis. The key objectives of our executive compensation program remain unchanged, however:
•
Attracting, motivating and retaining key talent;

•
Tying compensation to the achievement of key short and long-term objectives, including specific strategic performance goals and individual performance in the case of the annual cash incentive program and absolute and relative TSR in the case of the long-term incentive program; and

•
Aligning management’s interests with those of stockholders.

Factors Guiding Decisions
•
Pay for performance whereby a substantial portion of pay is variable and directly linked to Company and individual performance against pre-established short and long-term objectives;

•
Stockholder feedback;

•
General market pay and governance practices to ensure total compensation is competitive; and

•
Mitigating compensation risk.

2022 Compensation Program for Our Named Executive Officers
•
Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for similarly-situated executives of the Peer Group REITs (as defined below in this Compensation Discussion and Analysis under the heading “Process for Determining Compensation”);

•
An annual cash incentive plan with seventy percent (70%) of the target award based on measurable Company goals and thirty percent (30%) based on individual performance as determined by the Compensation Committee; and

•
A long-term incentive plan consisting of stock awards granted under our equity incentive plan, with (i) fifty percent (50%) of the target award granted in the form of service-vesting stock units (“RSUs”) vesting ratably over three years with an outperformance plan modifier (with a three-year cliff vest) based on the achievement of superior results for Adjusted FFO1 per share that could result in up to 200% of the target RSUs being earned, and (ii) fifty percent (50%) of the target award granted in the form of performance-vesting stock units (“PSUs”) vesting over a three-year performance period based 75% on absolute TSR hurdles and 25% based on relative TSR hurdles.

The Compensation Committee believes that the Company’s overall executive compensation program incorporates many compensation elements that are considered best practices, including:
•
The Company’s equity compensation plan prohibits the repricing of underwater options and does not contain any evergreen features;

•
No equity compensation agreements or awards for any executive officers provide for tax gross-up payments;

•
Executive perquisites are limited to vehicle allowances in de minimis amounts;

•
Our annual cash incentive program generally does not provide minimum or guaranteed bonus amounts;

•
All severance arrangements with the named executive officers pursuant to their respective employment or equity award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;

•
Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company’s securities;

•
Executives, including the named executive officers, are subject to stock ownership guidelines that require them to accumulate and hold Company shares valued at a multiple of base salary (5x salary for our CEO and 2x salary for EVPs). Until the required ownership level is achieved, executives must retain 50% of net-after-tax shares from the exercise of stock options or vesting of time-based or performance-based shares or LTIP units. In February 2022, we increased this retention requirement from 50% to 100% of net-after-tax shares; and

•
Our clawback policy enables the Board to require certain current and former executives to repay incentive compensation if there is a restatement of our financial results in certain circumstances.

Compensation Consultant
Role of the Compensation Consultant.   In 2022, the Compensation Committee again retained FW Cook as its independent compensation consultant (the “Compensation Consultant”) to assist with structuring the Company’s various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company’s executive officers and key employees. In 2022, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company’s and management’s performance relative to the Peer Group REITs; (ii) evaluating market-competitive ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) providing guidance on compensation and governance practices relative to ISS and Glass

(1)
Adjusted FFO is defined as funds from operations (FFO) less (i) tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, and (iii) other non-cash income, plus (iv) other non-cash charges, and subject to adjustment for extraordinary leasing commissions payable in connection with large waterfront leases and other one-time costs with respect to defense suits and litigation relating to payroll taxes, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. For a reconciliation of FFO to net income, see Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Funds From Operations, beginning on page 48 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management. In addition, FW Cook consulted with the Compensation Committee on non-employee director compensation.
Determination of Compensation Consultant’s Objectivity.   FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:
•
The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;

•
The Compensation Consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and

•
The Compensation Consultant has direct access to members of the Compensation Committee during and between meetings.

In 2022, FW Cook did not perform, directly or indirectly through an affiliate, any services for the Company other than services provided for the Compensation Committee. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant’s fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that it performs for the Compensation Committee has not raised any conflict of interest.
Process for Determining Compensation
As input into the process of setting pay opportunities for 2022, the Compensation Committee considered a competitive analysis of pay levels and program design practices used by a peer group consisting of the following twelve REITs (collectively, the “Peer Group REITs”):
American Assets Trust, Inc.	Elme Communities (formerly Washington REIT)
Apartment Income REIT Corp.*	Empire State Realty Trust, Inc.
Apartment Investment and Management Company*	Independence Realty Trust, Inc.
Armada Hoffler Properties, Inc.*	JBG SMITH Properties
Brandywine Realty Trust	Paramount Group, Inc.
Centerspace*	SL Green Realty Corp.*

*
New for 2022, as compared to 2021 peer group

The following companies were part of the 2021 peer group but were removed for 2022: Bluerock Residential Growth REIT, Inc., Columbia Property Trust, Corporate Office Properties Trust, Inc., Cousins Properties, Essential Properties Realty Trust, Inc., Highwoods Properties, Inc., iStar Inc., Piedmont Office Realty Trust and Preferred Apartment Communities, Inc.
In June 2022, the Compensation Consultant reviewed the comparative peer group and suggested several changes, which were approved for use in the competitive comparisons of executive compensation in the fourth quarter of 2022 that helped inform the Compensation Committee’s decisions on setting pay opportunities for 2023.
The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentives, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from the Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.
The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and equity-based compensation to pay to the Company’s executives and establishes performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate amounts and mix of such compensation, the Compensation Committee considers the Compensation Consultant’s competitive analyses of the Company’s overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day-to-day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages. While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to their own compensation, the Chief Executive Officer does not participate in the Compensation Committee’s determination of their own compensation and the Compensation Committee’s determinations with respect to the Chief Executive Officer’s compensation are independent of such recommendations.
The Compensation Committee evaluated the 2022 performance of the Company’s named executive officers relative to the 2022 performance metrics for the annual cash incentive plan awards in the first quarter of 2023, after all information relative to the 2022 performance metrics for the annual cash incentive plan awards had been determined. Based on this evaluation, the Compensation Committee, with assistance from the Compensation Consultant, determined each executive’s earned annual cash award for performance in 2022, which was paid in the first quarter of 2023. The Compensation Committee also reviewed the absolute and relative TSR results for a three-year performance program established in 2020 and determined that the absolute TSR component of the award (50% of the award value) was below threshold and would not vest and the relative TSR component of the award (50% of the award value) would vest between target and maximum performance (see “— Results of 2020 Outperformance Plan” below for further discussion of these awards).
Components of Compensation in 2022
For 2022, the Company’s core executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of service-based and performance-based stock units.
As reflected in the following charts that cover 2022 compensation, this approach results in a significant amount of our named executive officers’ compensation being “at-risk” and subject to financial, operational and/or stockholder return performance goals:
Target Pay Mix - CEO	Target Pay Mix - Avg. Other NEOs

Pay at Risk 87%	Pay at Risk 68%

Base Salaries
Base salaries are the fixed component of total compensation and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs. Base salaries are reviewed annually with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time. The table below sets forth the annual base salaries for the named executive officers in 2022:
Executive Officer	2021 Base Salary	2022 Base Salary
Mahbod Nia(1)	$800,000	$800,000
Amanda Lombard(2)	—	$400,000
Jeffrey S. Turkanis(3)	—	$400,000
Taryn D. Fielder(4)	—	$400,000
Anna Malhari	$300,000	$400,000
David Smetana(5)	$450,000	$450,000
Gary T. Wagner(6)	$450,000	$450,000

(1)
Mr. Nia’s employment commenced on March 8, 2021.

(2)
Ms. Lombard became Chief Financial Officer on April 1, 2022.

(3)
Mr. Turkanis’ employment commenced on April 4, 2022.

(4)
Ms. Fielder’s employment commenced on April 18, 2022.

(5)
Mr. Smetana’s employment with us ended on March 31, 2022.

(6)
Mr. Wagner’s employment with us ended on April 15, 2022.

Annual Cash Incentive Plan Compensation
The Company’s policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of Company objectives aligned with our business strategy.
In March 2022, the Compensation Committee approved an annual cash incentive plan for the named executive officers for 2022, which was designed to directly support the Company’s short-term goals.
2022 Annual Cash Incentive Award Opportunity Levels
For 2022, the Compensation Committee established annual cash incentive award opportunities for each named executive officer as a percentage of base salary as set forth in the table below.
Executive	Threshold	Target	Maximum
Mahbod Nia	75%	150%	300%
Amanda Lombard	50%	100%	150%
Jeffrey S. Turkanis	50%	100%	150%
Taryn D. Fielder	50%	100%	150%
Anna Malhari	50%	100%	150%
David Smetana	50%	100%	150%
Gary T. Wagner	50%	100%	150%

2022 Annual Cash Incentive Performance Metrics
The determination of 2022 annual cash incentive plan awards for the named executive officers was based on the achievement of certain performance measures approved by the Compensation Committee as described below. Given the ongoing strategic transformation of the Company to a pure play multifamily REIT, the Compensation Committee focused on delivering key strategic milestones that will be instrumental in creating long-term value for shareholders rather than solely objectives linked to shorter term financial results. The objectives described below were designed to reward the achievement of significant corporate objectives including the disposition of non-strategic assets; the attainment of ESG goals; the maintenance of leasing momentum in the Waterfront submarket despite muted demand for office space in the context of work-from-home mandates; and the successful leasing of assets in the multifamily segment. In addition, specified “Company Goals/Tasks” were identified to incentivize activities intended to strengthen and de-risk the Company’s balance sheet, bolster the Company’s cybersecurity footing and manage capital projects to ensure alignment with the overall strategic direction of the Company.
Metric	Weight	Threshold	Target	Maximum	Actual Result	Outcome
Harborside Office Leasing (in K SF)(1)	5%	61K SF	70K SF	80K SF	130K SF	Maximum
Residential Occupancy (in %)(2)	5%	92%	94%	96%	95%	Between Target and Maximum
Land Sales (in $M)(3)	15%	$150M	$200M	$250M	$222M	Between Target and Maximum
Office Sales (in $M)(3)	20%	$210M	$575M	$1.1B	$993M	Between Target and Maximum
ESG (out of 3)(4)	10%	1	2	3	3	Maximum
Company Goals/Tasks (Out of 9 Metrics)(5)	15%	5 of 9	7 of 9	9 of 9	7.33	Between Target and Maximum
Individual Performance	30%	Specific to each executive

(1)
The plan contemplated that if a PSA was executed on any Harborside asset and status of “non-refundable deposit” and/or Closed Sale achieved, the leasing goals are pro-rated down based on the proportion of total square footage that the sold asset represents relative to the overall Harborside complex (23/25 Main St. were excluded from this measure). Performance range reduced to reflect sales activity.

(2)
Representative of Same Store (excluding Haus 25).

(3)
The plan contemplated that if a PSA was executed and/or a binding contract signed on any assets and status of “non-refundable deposit” and/or Closed Sale achieved, the same would count towards the goal.

(4)
See below the three ESG goals:

•
Set a target to reduce Scope 1 and Scope 2 emissions and have it validated by the Science Based Target Initiative.

•
Increase share of Green Certified (LEED or Equivalent) buildings above 50% (25% at plan adoption).

•
Develop and start including a Sustainability Addendum in new multifamily leases and renewals.

(5)
See the discussion below for a description of the respective nine metrics for the Company Goals/Tasks.

Number of Metrics Completed	Percentage Completed	Bonus Achievement
Less than 5 of 9	<56%	None
5 of 9	56%	Threshold
6 of 9	67%	Between Threshold and Target
7 of 9	78%	Target
8 of 9	89%	Between Target and Maximum
9 of 9	100%	Maximum
The pages that follow describe the above-referenced Company Goals/Tasks that were approved by the Compensation Committee and ratified by the Board, including the reasons these objectives were selected;

the rationale for the designated hurdles; and the results achieved and the corresponding payouts earned. Thereafter, we disclose the Compensation Committee’s considerations relating to the individual performance of each of the Company’s NEOs as of December 31, 2022.
OBJECTIVE 1: HARBORSIDE OFFICE LEASING
Why was this measure chosen?
Leasing represents a crucial component of the Company’s 2022 business strategy; the amount of square feet leased has a direct impact on the current and future cash flows of our business and value of our office properties, particularly in a sales process.
What was the Target and considerations in establishing the Target?
In establishing the Target for the 2022 Office Leasing Goal, the Compensation Committee considered, in particular, the ongoing impact of the Covid-19 pandemic and persistent trends in the utilization of commercial workspaces on the office market.
Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2022 of 180,000 square feet of Harborside Office Leasing, with a range of 155,000 square feet (Threshold) to 205,000 square feet (Maximum). In recognition of the Company’s expressed strategy of selling office assets, the Compensation Committee also included a modifier that would apply to each of the Threshold, Target and Maximum amounts. The modifier provided that if a purchase and sale agreement were executed on any of the assets in the Company’s Harborside office complex and a status of “non-refundable deposit” and/or a closing were achieved during 2022, the leasing goals would be pro-rated to exclude the proportion of total square footage that the under contract or sold asset represented relative to the overall Harborside complex.
What were the Actual Results?
After applying the modifier to reflect the fact that as of December 31, 2022, Harborside 1, 2 and 3 were under binding contract for sale with a non-refundable deposit in escrow, the Threshold, Target and Maximum amounts were pro-rated to exclude 60,000 square feet, 70,000 square feet and 80,000 square feet, respectively. We ended 2022 with signed leases aggregating 130,000 square feet of space in the Harborside Office Complex. Thus, the square footage of leases signed during the year exceeded the Maximum goal. Given that achievement of goals above Maximum is capped, the performance resulted in a payout at Maximum with respect to this objective.
OBJECTIVE 2: RESIDENTIAL OCCUPANCY
Why was this measure chosen?
Following disposals of suburban office properties during 2020 and 2021, operating residential properties became a key contributor to net cash flow generated by the Company. Therefore, the Compensation Committee included lease-up of residential properties in service prior to 2022 as an important objective for the Company.
Same Store Leased Occupancy is used to measure the occupancy of properties that were owned by us in a similar manner during both the current period and prior reporting periods. The occupancy levels of our properties have a direct impact on the current and future cash flows of our business.
What was the Target and considerations in establishing the Target?
In establishing the Target for the 2022 Residential Occupancy Goal, the Compensation Committee considered, among other things, the following:
•
Three properties that were completed in 2021 (including two in the Port Imperial submarket (New Jersey)) stabilized during 2022 and now compete directly with other assets owned and/or managed by the Company.

•
Maintaining focus on leasing of the Same Store portfolio in consideration of Haus 25 coming on-line in 2022 and requiring significant effort to lease.

•
The connection between our leasing activity and long-term profitability.

Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2022 of 94% Residential Occupancy for the Same Store portfolio, with a range of 92% (Threshold) to 96% (Maximum).
What were the Actual Results?
We ended 2022 with 95.3% Residential Occupancy in the Same Store Portfolio, which was between the Target and Maximum goals.
OBJECTIVE 3: LAND SALES
Why was this measure chosen?
As part of the Company’s strategic transformation to a multifamily REIT, the Board announced that the disposition of the remainder of the Company’s land bank and commercial assets would be a focus in 2022.
What was the Target and considerations in establishing the Target?
In establishing the Target for the 2022 Land Sales metric, the Compensation Committee reviewed the Company’s business plan and considered, among other things, the following:
•
The size of the Company’s land bank in relation to the Company’s stated goal to become a pure-play multifamily REIT.

•
The trade-off between selling vacant land and holding on to parcels for future development. In undertaking this analysis, the Compensation Committee considered variables relating to development project costs and timing, as well as the uncertainty associated with retaining land parcels for future development.

•
The inherent time, effort and potential difficulties associated with land sales at terms attractive to the Company.

Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2022 of $200 million of Land Sales, with a range of $150 million (Threshold) to $250 million (Maximum). In determining the total amount of land sales, the Compensation Committee contemplated that if a purchase and sale agreement or binding contract were executed on any of the Company’s land parcels and a status of “non-refundable deposit” and/or a closing were achieved during 2022, the sales price for the subject land parcel would be included in the calculation of Land Sales.
What were the Actual Results?
We completed $222 million of Land Sales in 2022, which was between the Target and Maximum goals.
OBJECTIVE 4: OFFICE SALES
Why was this measure chosen?
As mentioned above, in connection with the Company’s strategic transformation to a multi-family REIT, the Board announced that the disposition of the remainder of the Company’s land bank and commercial assets would be a focus in 2022.
What was the Target and considerations in establishing the Target?
In establishing the Target for the 2022 Office Sales metric, the Compensation Committee reviewed the Company’s business plan and considered, among other things, the following:

•
The need for sales proceeds in order to meet near-term financial obligations.

•
The Company’s stated goal to sell off non-strategic assets as part of its transformation to a pure-play multifamily REIT.

•
The impact of the Coronavirus pandemic on office utilization rates and the related headwinds facing office leasing, as well as the volatility of the office sales market.

Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2022 of $575 million of Office Sales, with a range of $210 million (Threshold) to $1.1 billion (Maximum). In determining the total amount of office sales, the Compensation Committee contemplated that if a purchase and sale agreement or binding contract were executed on any of the Company’s office assets and a status of “non-refundable deposit” and/or a closing were achieved during 2022, the sales price for the subject office asset would be included in the calculation of Office Sales.
What were the Actual Results?
We completed $993 million of Office Sales in 2022, which was between the Target and Maximum goals.
OBJECTIVE 5: ESG
Why was this measure chosen?
Responsibility and leadership in Environmental, Social and Governance matters are not only core values of our Company, but also of importance to our investors and the communities in which we operate. Improving upon our ESG performance helps us retain employees, manage operating costs, attract premium tenants and enhance portfolio value.
The Compensation Committee identified 3 ESG-related objectives. Achievement of 2 of the 3 ESG-related objectives equated to Target performance, with a range of 1 of 3 equating to Threshold, and 3 of 3 equating to Maximum performance. The table below lists each objective and the Company’s final achievement relative to each.
Objective	Goal Achieved?
Set Targets to Reduce Scope 1 and Scope 2 Emissions and have them validated by the Science Based Target Initiative	✓
Increase share of Green Certified (LEED or Equivalent) buildings above 50% (25% as of January 1, 2022)	✓
Develop and start including a Sustainability Addendum to new multifamily leases and renewals	✓
What were the Actual Results?
We achieved 3 of the 3 ESG objectives in 2022, which resulted in Maximum payout for this component.
OBJECTIVE 6: COMPANY GOALS/TASKS
The Compensation Committee then selected 9 objectives. Achievement of 7 of the 9 objectives equated to Target performance, with a range of 5 of 9 equating to Threshold, and 9 of 9 equating to Maximum performance. The table below lists each objective and the Company’s final achievement relative to each objective.
(Key: ✓ = Goal Achieved; 1/3 (or other fraction) = Goal Partially Achieved; X = Goal Not Achieved):

2022 Company Goals/Tasks
Objective	Performance Requirement	Description of Performance	Goal Achieved?
Completion of Harborside 1 Works	Binary (Y/N)	Substantially complete at December 31, 2022	✓
Completion of Cloud Migration(1)	Binary (Y/N)	Completed Cloud Migration project and retired physical servers in 101 Hudson (excluding servers required for back-ups, financial reporting databases or similar).	✓
Completion of Haus 25 (Temporary Certificate of Occupancy (TCO))	Binary (Y/N)	TCO received March 31, 2022	✓
Development Start	Binary (Y/N)	Abandoned; determined not to be an accretive use of proceeds given rising interest rates.	X
Start Demo on Roseland Buildings	3 Buildings	One of three buildings demolished.	1/3
Seawall Evaluation (by January 31, 2023)	Binary (Y/N)	Completed as part of the Harborside 1/2/3 sales process.	✓
Procurement of Credit Line	Binary (Y/N)	New Credit Facility fully syndicated.	✓
Redeployment of capital	$200M	Acquired The James and repaid the revolver.	✓
Annual Cash Expense Savings (Relative to 2021 Cash Expense)	>$5M	$8 million	✓
What were the Actual Results?
We achieved 7.33 out of 9 objectives in 2022, which was between the Target and Maximum goals.
OBJECTIVE 7: INDIVIDUAL PERFORMANCE ASSESSMENT
The Committee further determined that achievement of each executive’s individual performance objectives was at the maximum level. In so determining, the Compensation Committee considered how each individual executive performed and contributed to the Company’s go-forward strategy, as evidenced by the following specific achievements in fiscal 2022:
•
Contributions to transitioning the Company from an office REIT to a pure-play multifamily company, including closing on the disposition of numerous land plots and a hotel, as well as 101 Hudson Street, in addition to putting Harborside 1/2/3 under a binding purchase and sale agreement and obtaining a significant non-refundable deposit from the purchaser.

•
Carrying out the Company’s simplification and reorganization resulting in operational efficiencies and run rate expense savings.

•
Accelerating the Company’s ESG efforts and initiatives.

•
Completing the Company’s IT infrastructure transition to a Cloud based system with enhanced security features.

Achievement of 2022 Individual Performance Measures
In the case of the individual objectives (30% weighting) portion of the 2022 Annual Cash Incentive Performance Awards, the Compensation Committee reviewed and determined the performance of each NEO with Mr. Nia providing his evaluation of performance and recommended assessment for each of the other executives.
Mr. Nia
With respect to the Compensation Committee’s determination of Mr. Nia’s performance, the following factors were considered: the comprehensive planning and execution of the Company’s strategic transformation, and successfully executing sales of substantially all of our office portfolio in a challenging economic environment. The Compensation Committee also considered the continued successful execution of the capital plan, which has strengthened the balance sheet by further deleveraging through the repayment of debt, delivering on our ESG priorities, strengthening our information technology infrastructure and cybersecurity protections, and the ongoing operational improvements within the Company.
With respect to the evaluation of the performance of the other executives, the Compensation Committee took into account the fact that each of the other executives were promoted or installed in 2022. The Compensation Committee considered their performance during the year in successfully establishing leadership in their respective departments and the Company as a whole, notwithstanding the brevity of their respective tenures. More specifically, the Compensation Committee considered the individual accomplishments of each executive officer as follows:
Mr. Turkanis
Mr. Turkanis facilitated the Company’s continued transformation to a pure-play multifamily REIT through the execution of $900 million of non-strategic asset sales in spite of substantial market volatility. Most significantly, he conducted negotiations that resulted in the Company entering into a binding agreement to sell Harborside 1, 2 and 3 for an aggregate price of $420 million (which closed in April of 2023) and managed the consummation of the sale of 101 Hudson Street for $346 million. Following the close of the Harborside transaction, multifamily holdings will represent approximately 98% of the Company’s net operating income (as compared to 39% as of the end of the first quarter of 2021).
Ms. Fielder
Ms. Fielder played a significant role in supporting the Company’s ongoing transition into a pure-play multifamily REIT, acting as a strategic advisor to the Board of Directors and executive team through the disposition of substantially all of our office portfolio in a challenging economic environment. Her substantial experience navigating strategic initiatives while navigating myriad external factors has been particularly valuable during the Company’s transformation in the midst of recent market volatility. Ms. Fielder also played a crucial role in successfully managing a threatened activist campaign. Finally, Ms. Fielder implemented a plan of reorganization for the Company’s legal counsel and related spend, which included in-house retention of certain previously-outsourced activities and the termination of longstanding fixed-fee arrangements, resulting in significant year-over-year cost savings.
Ms. Lombard
Ms. Lombard was recognized for executing the Company’s ambitious capital plan and strengthening the balance sheet by further deleveraging through the repayment of debt. Among other contributions, she successfully refinanced the construction loan for Riverhouse9 in Port Imperial on attractive terms. As a result, at year-end, 96% of the Company’s total pro forma debt portfolio (consolidated and unconsolidated) is hedged or fixed. Ms. Lombard also led a comprehensive review of general and administrative expenses and implemented a department-level general and administrative budget process. Finally, Ms. Lombard has led strategic and financial analysis to facilitate the execution of the transformation to a pure-play multifamily Company and the optimization of the Company’s capital markets strategy.
Ms. Malhari
In her role as Chief Operating Officer, Ms. Malhari was responsible for the significant growth of the multifamily portfolio during 2022, including a 17.0% same store blended net rental growth rate and a 20% same store net operating income growth. In addition, she successfully oversaw the lease-up of Haus 25, our 750-unit property located in Jersey City, NJ, which achieved stable occupancy in early February 2023, significantly ahead of schedule and initial underwriting. Furthermore, under Ms. Malhari’s leadership, the Company solidified its position as a leader in the ESG space, earning a 5-star performance rating in the 2022 Global Real Estate Sustainability Benchmark (GRESB) and increasing the share of green certified properties to above 50%.
The final determinations of the Compensation Committee and Mr. Nia with respect to individual performance are reflected in the actual payout amounts for 2022 See “Compensation Discussion and

Analysis — Components of Compensation in 2022 — Annual Cash Incentive Plan Compensation — 2022 Annual Cash Incentive Payment Amounts.”
2022 Annual Cash Incentive Payment Amounts
Accordingly, the total 2022 cash incentive plan payouts for the named executive officers under the 2022 cash incentive plan were as follows:
Named Executive Officer	2022 Bonus
Mahbod Nia	$2,078,986
Amanda Lombard	$546,498
Jeffrey S. Turkanis	$546,498
Taryn D. Fielder	$546,498
Anna Malhari	$546,498
David Smetana(1)	$112,500
Gary T. Wagner(2)	$129,452

(1)
Mr. Smetana was paid a pro-rated bonus of $112,500 through his March 31, 2022 termination date pursuant to the terms and conditions of his employment agreement.

(2)
Mr. Wagner was paid a pro-rated bonus of $129,452 through his April 15, 2022 termination date pursuant to the terms and conditions of his employment agreement.

Long-Term Incentive Compensation
The Compensation Committee, together with the Compensation Consultant, has designed the long-term incentives (“LTI”) for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance “best practices.” Historically, the Company utilized long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, to retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company.
For 2022, the Compensation Committee retained its practice of granting awards with a mix of service-based and performance-based vesting requirements, all as more fully described below and in amounts contained within the Grant of Plan-Based Awards Table. All of the 2022 LTI awards were in the form of restricted stock units and were made under the stockholder-approved 2013 Incentive Stock Plan (as amended and restated and most recently approved by stockholders at the 2021 annual meeting, the “2013 Plan”) and related forms of award agreements.
Service-Vesting Stock Units (RSUs)
The RSUs granted to the named executive officers in 2022 vest ratably over a three-year service period, generally subject to continued employment. The RSUs incorporate an additional Operational Outperformance Modifier (subject generally to continued service through the three-year 2022-2024 performance period) which can result in an award of up to 200% of the target number of RSUs, based on the achievement of superior results for 2024 AFFO attainment ranging from $0.40 per share (at which level no additional award is earned) up to or exceeding $0.60 per share (at which level the award is earned at 200%), with linear interpolation between those threshold and maximum amounts. At the time these RSUs were granted, the achievement of the outperformance AFFO goals was not probable. This outperformance modifier is designed to incentivize exceptional operational execution on the Company’s turnaround strategy.
Performance-Vesting Stock Units (PSUs)
The 2022 PSUs are designed to align executive and stockholder interests by tying executive performance to relative and absolute stock performance of the Company over a three-year performance period from

March 10, 2022 through March 9, 2025. Recipients will earn the full awards only if, over the three-year performance period, the Company achieves a thirty-three percent (33%) absolute TSR and if the Company’s TSR is in at least the 75th percentile of performance as compared to a peer group of twenty-three REITs (the “TSR Peer Group”). For the 2022 PSU program, the TSR Peer Group is composed of the following companies: American Assets Trust, Inc.; Apartment Income REIT Corp.; AvalonBay Communities, Inc.; Boston Properties, Inc.; Brandywine Realty Trust; Camden Property Trust; Corporate Office Properties Trust; Cousins Properties Incorporated; Elme Communities; Empire State Realty Trust, Inc.; Equity Residential; Essex Property Trust, Inc.; Highwoods Properties, Inc.; Hudson Pacific Properties, Inc.; Independence Realty Trust, Inc.; JBG SMITH Properties; Kilroy Realty Corporation; Mid-America Apartment Communities, Inc.; Paramount Group, Inc.; Piedmont Office Realty Trust, Inc.; SL Green Realty Corp.; and UDR, Inc.
Under the PSU program, the named executive officers have the opportunity to vest in the PSUs, which ultimately will be settled in shares of Common Stock, according to the following schedule, with linear interpolation for performance between the specified levels:
	Absolute TSR (75% of total 2022 PSUs)		Relative TSR (25% of total 2022 PSUs)
	3-Year Absolute TSR	Payout as % of Target RSUs	3-Year Relative TSR Percentile Rank	Payout as % of Target LRSUs
< Threshold	<15%	0%	<35th Percentile	0%
Threshold	15%	40%	35th Percentile	40%
Target	24%	100%	55th Percentile	100%
Maximum	33%	160%	75th Percentile	160%
The threshold, target and maximum TSR metrics were designed to promote value creation over a long-term period and reward management for absolute and relative TSR performance. The 75%/25% weightings for absolute and relative TSR, respectively, were the same as the 2021 weightings for the performance awards granted then. The Compensation Committee determined that maintaining a greater emphasis on absolute TSR was appropriate so that most shares would vest only after our stockholders receive a meaningful return over the performance period. The threshold, target and maximum values for the absolute 3-year TSR awards of 15%, 24% and 33%, respectively, represent a change from the 2021 return thresholds of 18%, 27% and 36%, respectively, for the performance awards granted then. In making the decision to lower these values, the Compensation Committee considered the impact of the Company’s strategic transformation, continued market uncertainty and the performance criteria of other companies in the peer group.
Inducement Compensation for New Executive Officers
In 2022, the Compensation Committee and Board approved one time, sign-on “inducement” equity and cash bonus awards to Mr. Turkanis, Ms. Lombard and Ms. Fielder to replace compensation forfeited as a result of their resignation from their previous roles with prior employers and to create a strong incentive for them to execute strategies that result in significant appreciation in our stock price. These one-time awards consisted of the following:
•
In connection with his initial employment as our Chief Investment Officer, the Company on April 18, 2022 granted Mr. Turkanis (i) 26,026 time-vesting restricted stock units with a grant date fair value of $425,000 which vest 50% on the first anniversary of the grant date and 25% on each of the next two anniversaries of the grant date, subject to Mr. Turkanis’ continued employment, and (ii) 250,000 stock options to purchase the Company’s Common Stock at an exercise price of $16.33 per share. These options have a six-year term and vest and become exercisable in three substantially equal installments on each of the first three anniversaries following the date of grant, Mr. Turkanis also was paid a $275,000 cash sign-on bonus which was subject to repayment in full if Mr. Turkanis’ employment by the Company was terminated within the first year of his employment by him for good reason or by the Company for cause, as such terms are defined in his employment agreement. See “Chief Investment Officer Employment Agreement and Compensation Arrangements” below.

•
In connection with her initial employment as our Chief Financial Officer, the Company on April 18, 2022 granted Ms. Lombard 9,186 time-vesting restricted stock units with a grant date fair value of $150,000 which vest equitably in three installments on each of the first three anniversaries of the date of the grant, subject to Ms. Lombard’s continued employment. Ms. Lombard also was paid a $300,000 cash sign-on bonus which was subject to repayment in full if Ms. Lombard’s employment by the Company was terminated within the first year of her employment by her for good reason or by the Company for cause, as such terms are defined in her employment agreement. See “Chief Financial Officer Employment Agreement and Compensation Arrangements” below.

•
In connection with her initial employment as our Executive Vice President, General Counsel and Corporate Secretary, the Company on April 18, 2022 granted Ms. Fielder 24,495 time-vesting restricted stock units with a grant date fair value of $400,000 which vest 60% on December 31, 2022, 20% on December 31, 2023, and 20% on the third anniversary of the grant date, subject to Ms. Fielder’s continued employment. See “GC Employment Agreement and Compensation Arrangements” below.

Results of 2020 Outperformance Plan
In March 2020, the Company granted LTIP awards to senior management of the Company, including the Company’s named executive officers who were then employed by the Company (the “2020 PBV LTIP Units”). All of the 2020 awards constituted awards under the 2013 Plan. The 2020 PBV LTIP Units were designed to reward achievement of relative and absolute total shareholder return goals as measured over a three-year performance period beginning March 24, 2020. Participants would only earn the full awards if, over the three-year performance period, the Company had achieved a 36% absolute TSR and if the Company had been in at least the 75th percentile of performance versus the TSR Peer Group (as constituted for purposes of the program). Earned LTIP Units, if any, are also subject to further service-vesting requirements, with 50% vesting at the end of the performance period on March 23, 2023, and the remaining 50% vesting in two equal annual installments thereafter, generally subject to continued employment. As of the end of the three-year performance period, the 2020 PBV LTIP Units finished below threshold for the absolute TSR component, so they were forfeited. As of the end of the three-year performance period, the 2020 PBV LTIP Units were determined to be between target and maximum for the relative TSR component.
Chief Executive Officer Employment Agreement and Compensation Arrangements
On March 2, 2021, the Company and Mack-Cali UK Ltd. (now Veris Residential UK, Ltd.), a wholly owned subsidiary of the Operating Partnership, entered into an employment agreement with Mr. Nia (the “CEO Employment Agreement”) as the Company’s Chief Executive Officer that provides as follows:
•
An initial term of three years, commencing on March 8, 2021, subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $800,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 150% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 200% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and

•
Each calendar year while Mr. Nia is employed, Mr. Nia is eligible for an annual equity award under the Company’s then-current equity incentive plan with a target annual aggregate grant date fair value of $4,000,000. One-half of each annual equity award will vest subject to time-based vesting conditions, and the remaining one-half of each annual equity award will vest subject to performance-based vesting conditions.

•
A one-time, sign-on “inducement” award of 950,000 stock options to purchase the Company’s Common Stock at an exercise price of $15.79 per share (the “CEO Sign On Award”). These options have a seven-year term and vest and become exercisable in three substantially equal installments on each of the first three anniversaries following the grant date of March 10, 2021. The Compensation Committee awarded these options to create a strong incentive for Mr. Nia to execute strategies that result in significant appreciation in our stock price.

•
In addition to standard employee benefits (including health coverage for Mr. Nia and his dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Mr. Nia will receive up to $30,000 per year in tax compliance assistance, and, in the event that Mr. Nia relocates his principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate.
•
Upon a termination on account of death or disability, Mr. Nia, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date, a prorated target bonus for the year of termination, up to 12 months of continued medical coverage for Mr. Nia and his dependents, and vesting of a prorated portion of the next installment of the CEO Sign-On Award scheduled to vest. Other outstanding equity awards will be treated in accordance with their terms.

•
Upon a termination without “cause” (as defined in the CEO Employment Agreement) or by Mr. Nia for “good reason” (as defined in the Employment Agreement), subject to execution of a release of claims, Mr. Nia will be entitled to (i) cash severance equal to 2 times (the “CEO Multiplier”) the sum of his base salary and target bonus, paid in equal installments over a 2-year period following the date of his termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CEO Employment Agreement) and ending 1 year following a “change in control,” the CEO Multiplier will increase to three times and the cash severance will be paid in a lump sum; (ii) up to 18 months of continued medical coverage for Mr. Nia and his dependents; (iii) accelerated vesting of any then-outstanding portion of the Sign-On Award or other time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Nia remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the CEO Employment Agreement, Mr. Nia will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Chief Operating Officer Employment Agreement and Compensation Arrangements
On June 9, 2021, the Company and Mack-Cali UK Ltd. (now Veris Residential UK, Ltd.), a wholly owned subsidiary of the Operating Partnership, entered into an amended and restated employment agreement with Ms. Malhari (the “COO Employment Agreement”) as the Company’s Executive Vice President and Chief Operating Officer that provides as follows:
•
An initial term commencing on June 9, 2021 and ending on December 31, 2023, subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $300,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and

•
Each calendar year while Ms. Malhari is employed, Ms. Malhari is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant.

•
A one-time sign-on bonus of $100,000, conditioned on repayment in full if Ms. Malhari resigned without “good reason” (as defined in the COO Employment Agreement) or was terminated for “cause” (as defined in the COO Employment Agreement) within one year of June 9, 2021.

•
In addition to standard employee benefits (including health coverage for Ms. Malhari and her dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Ms. Malhari will receive reasonable tax compliance assistance, and, in the event that Ms. Malhari relocates her principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate.

•
Upon a termination on account of death or disability, Ms. Malhari, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•
Upon a termination without “cause” (as defined in the COO Employment Agreement) or by Ms. Malhari for “good reason” (as defined in the COO Employment Agreement), subject to execution of a release of claims, Ms. Malhari will be entitled to (i) cash severance equal to 1.5 times (the “COO Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the COO Employment Agreement) and ending 1 year following a “change in control,” the COO Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Malhari and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Malhari remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the COO Employment Agreement, Ms. Malhari will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Chief Investment Officer Employment Agreement and Compensation Arrangements
On March 23, 2022 (the CIO Effective Date”), the Company entered into an employment agreement with Mr. Turkanis (the “CIO Employment Agreement”) as the Company’s Executive Vice President and Chief Investment Officer that provides as follows:
•
An initial term commencing on April 4, 2022 and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 100% of base salary (the “CIO Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee. The CIO Employment Agreement provided that the annual bonus for Mr. Turkanis for 2022 would be computed such that Mr. Turkanis was deemed to have commenced employment on January 1, 2022, and would be no less than $400,000; and

•
Each calendar year while Mr. Turkanis is employed, Mr. Turkanis is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant. The CIO Employment Agreement provided that the annual equity award granted to Mr. Turkanis for 2022 would have a target value equal to $500,000 and would be made as soon as practicable following the CIO Effective Date and no later than April 30, 2022.

•
A one-time sign-on bonus of $275,000, conditioned on repayment in full if Mr. Turkanis resigned without “good reason” (as defined in the CIO Employment Agreement) or was terminated for “cause” (as defined in the CIO Employment Agreement) within one year of the CIO Effective Date;

•
A one-time grant of restricted stock units with a target value equal to $425,000 which vests 50% on the first anniversary of the grant date and 25% on each of the next two anniversaries of the grant date, subject to Mr. Turkanis’ continued employment;

•
As noted above, Mr. Turkanis was also entitled to the CIO Sign-On Option Award;

•
Upon a termination on account of death or disability, Mr. Turkanis, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.
•
Upon a termination without cause (as defined in the CIO Employment Agreement) or by Mr. Turkanis for “good reason” (as defined in the CIO Employment Agreement), subject to execution of a release of claims, Mr. Turkanis will be entitled to (i) cash severance equal to 1.5 times (the “CIO Multiplier”) the sum of his base salary and target bonus, paid as soon as practicable following the date of his termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CIO Employment Agreement) and ending 1 year following a “change in control,” the CIO Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Mr. Turkanis and his dependents; (iii) accelerated vesting of any then-outstanding portion of the CIO Sign-On Award or other time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Turkanis remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the CIO Employment Agreement, Mr. Turkanis will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

General Counsel Employment Agreement and Compensation Arrangements
On March 25, 2022 (the “GC Effective Date”), the Company entered into an employment agreement with Ms. Fielder (the “GC Employment Agreement”) as the Company’s Executive Vice President, General Counsel and Corporate Secretary that provides as follows:
•
An initial term commencing on April 18, 2022 (the “GC Start Date”) and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee. The GC Employment Agreement provided that the annual bonus for Ms. Fielder for 2022 would be computed such that Ms. Fielder was deemed to have commenced employment on January 1, 2022, and would be no less than $400,000; and

•
Each calendar year while Ms. Fielder is employed, Ms. Fielder is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant. The GC Employment Agreement provided that the annual equity award granted to Ms. Fielder for 2022 would have a target value equal to 140% of Ms. Fielder’s annual base salary and would be made as soon as practicable following the GC Effective Date and no later than 30 days following the GC Start Date.

•
A one-time grant of restricted stock units with a target value equal to $400,000 which vests 60% on December 31, 2022, 20% on December 31, 2023, and 20% on the third anniversary of the grant date, subject to Ms. Fielder’s continued employment.

•
Upon a termination on account of death or disability, Ms. Fielder, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.

•
Upon a termination without “cause” (as defined in the GC Employment Agreement) or by Ms. Fielder for “good reason” (as defined in the GC Employment Agreement), subject to execution of a release of claims, Ms. Fielder will be entitled to (i) cash severance equal to 1.5 times (the “GC Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the GC Employment Agreement) and ending 1 year following a “change in control,” the GC Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Fielder and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Fielder remained employed during the applicable performance period and actual performance over the applicable performance period.
•
Under the GC Employment Agreement, Ms. Fielder will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Chief Financial Officer Employment Agreement and Compensation Arrangements
On March 28, 2022, the Company entered into an amended and restated employment agreement with Ms. Lombard (the “CFO Employment Agreement”) as the Company’s Executive Vice President and Chief Financial Officer that provides as follows:
•
An initial term commencing on April 1, 2022 and ending on December 31, 2024, subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $400,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 100% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 150% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee; and

•
Each calendar year while Ms. Lombard is employed, Ms. Lombard is eligible for an annual equity award under the Company’s then-current equity incentive plan as determined by the Board or the Compensation Committee in its sole discretion under such plans and programs as may be in effect for other senior-level executives at the time of grant.

•
A one-time sign-on bonus of $300,000, conditioned on repayment in full if Ms. Lombard resigned without “good reason” (as defined in the CFO Employment Agreement) or was terminated for “cause” (as defined in the CFO Employment Agreement) within one year of January 18, 2022.

•
A one-time grant of restricted stock units with a target value equal to $150,000 which vests equitably in three installments on each of the first three anniversaries of the date of the grant, subject to Ms. Lombard’s continued employment.

•
Upon a termination on account of death or disability, Ms. Lombard, or her beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date and a prorated target bonus for the year of termination. Other outstanding equity awards will be treated in accordance with their terms.

•
Upon a termination without “cause” (as defined in the CFO Employment Agreement) or by Ms. Lombard for “good reason” (as defined in the CFO Employment Agreement), subject to execution of a release of claims, Ms. Lombard will be entitled to (i) cash severance equal to 1.5 times (the “CFO Multiplier”) the sum of her base salary and target bonus, paid as soon as practicable following the date of her termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the CFO Employment Agreement) and ending 1 year following a “change in control,” the CFO Multiplier will increase to two times; (ii) up to 18 months of continued medical coverage for Ms. Lombard and her dependents; (iii) accelerated vesting of any then-outstanding portion of any time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Ms. Lombard remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the CFO Employment Agreement, Ms. Lombard will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during her employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Severance and Change-in-Control Payments
Each of our named executive officers was subject to an employment agreement with the Company in 2022. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2022 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that are two (2.0) or three (3.0) times the sum of annual base salary and bonus for the chief executive officer and one and one-half (1.5) or two (2.0) times the sum of annual base salary and bonus for the other named executive officers. See “— Potential Payments Upon Termination or Change in Control” below for a summary of benefits payable to our named executive officers pursuant to each of their respective employment agreements in effect as of December 31, 2022 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2022.
Benefits and Other Compensation
401(k) Savings Plan.   The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent (1%) up to sixty percent (60%) of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The Company may make discretionary matching or profit-sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always one hundred percent (100%) vested in their pre-tax contributions and any matching or profit sharing contributions. All contributions are allocated as a percentage of compensation of the eligible participants for the plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of their vested account balance in the 401(k) Plan in a single sum upon their termination of service with the Company. A participant may receive a distribution of their vested account balance in the 401(k) Plan in a single sum or in installment payments upon reaching retirement age. In 2022, there were $558,094 in discretionary matching or profit-sharing contributions made by the Company to the plan on behalf of all employees, including $25,093 on behalf of the named executive officers.
Other Compensation.   The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See notes 10 and 12 under “Executive Compensation — Summary Compensation Table”. The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.
Equity Ownership Guidelines
In order to align the interests of our directors and executives with the interests of our stockholders, we adopted stock ownership guidelines for executive officers and non-employee directors in April 2021. Minimum required ownership levels for executive officers are a multiple of base salary and for non-employee directors are a multiple of the annual cash retainer as follows:
Multiple of Salary/Retainer
CEO	5x Salary
EVP-level	2x Salary
Non-Employee Directors	5x Cash Retainer

Shares that count toward ownership include: directly owned shares of Common Stock, directly owned units of limited partnership interest of our operating partnership (“LTIP Units”), beneficially owned shares held indirectly (e.g., by immediate family members or trusts), vested share units in a non-qualified deferral arrangement and shares held in the 401(k) Plan. Unexercised stock options, unconverted Class AO LTIP Units (“AO LTIPs”), and unearned performance-based stock units or LTIP Units do not count as ownership under the guidelines. Until the required ownership level is achieved, the executive or director must retain 50% of the shares remaining after payment of taxes and, if applicable, the exercise price upon the exercise of stock options, conversion of AO LTIPs, or vesting of time-based or performance-based stock units or LTIP Units. In February 2022, we increased this retention requirement from 50% to 100% of net-after-tax shares.
Compensation Clawback Policy
In April 2021, we adopted a compensation clawback policy that enables the Board of Directors to recover performance-based cash and equity incentive compensation paid to certain current or former executives (“Covered Employees” as defined below) in the event of a restatement of our financial results in certain circumstances, as described below. Specifically, the policy provides that if (i) we are required to restate our financial statements due to material non-compliance by the Company with any financial reporting requirement under the securities laws (other than a restatement due to changes in accounting policy, generally accepted accounting principles or applicable law), (ii) fraud or willful misconduct contributed to the requirement to restate our financial statements, and (iii) a lower incentive-based compensation award would have been made to one of more Covered Employees based on the restated financial results, then the Board is entitled to recover the overpayment. Covered Employees include current and former executive officers and any current or former employee required by the Company to provide backup certifications for quarterly financial reports. The policy permits clawback from any Covered Employee who received an overpayment, irrespective of whether the executive contributed to the fraud or willful misconduct. The policy applies to any overpayment received after the effective date of the policy, based on the affected consolidated financial statements for up to three years after an incentive-based compensation award is earned. In light of rules recently issued by the SEC regarding clawback policies, we expect to review our Compensation Recovery Policy in 2023 following the NYSE’s adoption of its relevant clawback listing standards and determine at that time whether any updates to our policy are warranted.
Anti-Hedging/Anti-Pledging Policy
The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the executive officers.
Compensation Risk Assessment
In setting compensation, the Compensation Committee considers the risks to our stockholders that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incentivize employees to take unnecessary or excessive risks. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:
•
We set performance criteria that we believe are challenging, yet reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

•
Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements;

•
We provide a significant portion of long-term incentive compensation in the form of performance- based and service-based stock units and LTIP Units. The amounts ultimately earned under the awards are tied to how we perform and requisite service-based vesting over multiple years, which focuses management on sustaining our long-term performance;

•
Payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach; and

•
The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of the wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.
Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement (and incorporated by reference into the Company’s 2022 Annual Report). This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
Frederic Cumenal, Chair
A. Akiva Katz
Victor B. MacFarlane
Compensation Committee Interlocks and Insider Participation
During 2022, the Compensation Committee consisted of Frederic Cumenal, Chair, Victor B. MacFarlane, and A. Akiva Katz. During 2022 and since then, no member of the Compensation Committee was at any time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section “Certain Relationships and Related Transactions” of this Proxy Statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee during 2022 or since then.

• EXECUTIVE COMPENSATION
The following table sets forth certain information concerning the compensation of our named executive officers for the Company’s fiscal years ended December 31, 2022, 2021 and 2020, respectively. Information for Mr. Turkanis, Ms. Lombard and Ms. Fielder is only shown for fiscal 2022, as they each initially commenced their employment with the Company in fiscal 2022. Information for Ms. Malhari is only shown for fiscal 2022 as Ms. Malhari initially became a named executive officer in 2022.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(7)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(9)	All Other Compensation ($)	Total($)
Mahbod Nia Chief Executive Officer	2022	800,000	—	4,000,000	—	2,078,986	—	6,878,986
	2021	652,603	—	4,000,000	3,866,500	2,400,000	50000	10,969,103
Amanda Lombard(1) Chief Financial Officer	2022	375,385	300,000(6)	450,000	—	546,498	26,900(10)	1,698,783
Jeffrey Turkanis(2) Chief Investment Officer	2022	292,307	275,000(6)	925,000	1,100,000(8)	546,498	36,120(10)	3,174,925
Anna Malhari Chief Operating Officer	2022	400,000	—	300,000	—	546,498	8,190(10)	1,254,688
Taryn Fielder(3) Executive Vice President, General Counsel and Corporate Secretary	2022	276,923	—	960,000	—	546,498	33,133(10)	1,816,554
Gary T. Wagner(4) Former General Counsel and Secretary	2022	138,462	—	500,000	—	—	1,662,889(11)	2,301,351
	2021	450,000	—	500,000	—	675,000	—	1,625,000
	2020	450,000	—	500,000	—	416,250	—	1,366,250
David J. Smetana(5) Former Chief Financial Officer	2022	119,423	—	—	—	—	125,564(12)	244,987
	2021	450,000	—	700,000	—	675,000	15,600	1,840,600
	2020	450,000	—	500,000	—	416,250	15,600	1,381,850

(1)
Ms. Lombard was appointed Chief Accounting Officer on January 18, 2022 and Chief Financial Officer on April 1, 2022.

(2)
Mr. Turkanis was appointed Chief Investment Officer of April 4, 2022.

(3)
Ms. Fielder was appointed Executive Vice President and General Counsel on April 18, 2022.

(4)
Mr. Wagner’s employment was terminated effective April 15, 2022.

(5)
Mr. Smetana’s employment was terminated effective March 31, 2022.

(6)
Includes one-time, cash sign-on bonuses for Ms. Lombard and Mr. Turkanis in connection with their initial employment agreements with the Company in the amounts of $300,000 and $275,000, respectively;

(7)
This column represents the grant date fair value of Share Awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Share Awards for Mr. Nia, Ms. Malhari and Mr. Wagner consist of service-vesting RSUs and performance-vesting PSUs granted on March 10, 2022. Share Awards for Mr. Turkanis and Ms. Fielder consist of service-vesting RSUs granted on April 18, 2022 as inducement awards in connection with their initial employment and service-vesting RSUs and performance-vesting PSUs granted on April 29, 2022. Share awards for Ms. Lombard consist of service-vesting RSUs and performance-vesting PSUs granted on March 10, 2022 and a service-vesting RSU granted on April 18, 2022 as an inducement award in connection with her initial employment. The grant date fair value of each RSU awarded on March 10, 2022 to Mr. Nia, Ms. Malhari and Mr. Wagner in the amounts of 112,740, 8.455 and 14,092 RSUs, respectively, was equal to the closing price on New York Stock Exchange on the date prior to the award date ($17.74). The grant date fair value of each RSU awarded on April 18, 2022 to Mr. Turkanis and Ms. Fielder in the amounts of 26,026 and 24,495 RSUs, respectively, was equal to the closing price on New York Stock Exchange on the date prior to the award date ($16.33). The grant date fair value of each RSU awarded on April 29,

2022 to Mr. Turkanis, Ms. Lombard and Ms. Fielder in the amounts of 15,615, 9,186 and 17,489 RSUs, respectively, was equal to the closing price on New York Stock Exchange on the date prior to the award date ($16.01). The grant date fair value for the PSUs awarded to Mr. Nia, Ms. Malhari and Mr. Wagner on March 10, 2022, in the maximum amounts of 195,038, 14,628 and 24,380 PSUs, respectively, was $15.99 per PSU for the absolute TSR component and $17.80 per PSU for the relative TSR component and was determined using a Monte Carlo simulation probabilistic valuation model, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The grant date fair value for the PSUs awarded to Mr. Turkanis and Ms. Fielder on April 29, 2022, in the maximum amounts of 29,169 and 32,669 PSUs, respectively, was $13.25 per PSU for the absolute TSR component and $15.32 per PSU for the relative TSR component and was determined using a Monte Carlo simulation probabilistic valuation model, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The amounts listed in this column include the following amounts for PSUs awarded in 2022: for Mr. Nia, $2,000,000; for Ms. Lombard, $150,000; for Mr. Turkanis, $250,000; form Ms. Malhari, $150,000; for Ms. Fielder, $280,000; and for Mr. Wagner, $250,000. Similarly, the amounts listed in this column also include the following amounts in respect of RSUs awarded in 2022 that include an outperformance modifier which could increase the number of shares issuable under the award: for Mr. Nia, $2,000,000; for Ms. Lombard, $150,000; for Mr. Turkanis, $250,000; for Ms. Malhari, $150,000; for Ms. Fielder, $280,000; and for Mr. Wagner, $250,000. Per SEC rules, the values of these RSUs are reported based on their grant date fair values, which reflect that the achievement of the outperformance goals was not considered probable on the grant date. The grant date value of the maximum number of RSUs that may be earned under these awards if the outperformance goals are achieved is: $4,000,000 for Mr. Nia; $300,000 for Ms. Lombard; $500,000 for Mr. Turkanis; $300,000 for Ms. Malhari; $560,000 for Ms. Fielder; and $500,000 for Mr. Wagner.
(8)
On April 18, 2022, in connection with the appointment of Mr. Turkanis to serve as our Chief Investment Officer, Mr. Turkanis was granted 250,000 stock options with an exercise price of $16.33 per share. Amounts shown in fiscal 2022 represent the grant date fair value of these options as calculated in accordance with FASB ASC 718 ($4.40 per option). The options shall vest and become exercisable in three substantially equal installments on each of the first three anniversaries of the April 18, 2022 grant date, subject to Mr. Turkanis’ continued employment by us through each such vesting date.

(9)
The 2022 annual cash incentive plan awards were paid on March 15, 2023 in respect of 2022 performance based on the achievement of the 2022 performance metrics. See “Compensation Discussion and Analysis — Components of Compensation in 2022 — Annual Cash Incentive Plan Compensation” above.

(10)
Includes (a) annual vehicle allowances for Ms. Lombard, Mr. Turkanis, Ms. Fielder and Ms. Malhari in the amounts of $15,000, $11,400, $10,800 and $7,800, respectively; (b) annual Company matching contributions to the 401(k) plans of Ms. Lombard, Mr. Turkanis and Ms. Fielder in the amounts of $9,150, $9,150 and $6,793, respectively; (c) annual mobile phone allowances for Ms. Lombard, Mr. Turkanis, Ms. Fielder and Ms. Malhari in the amounts of $750, $570, $540 and $390, respectively; and (d) the reimbursement of third party legal fees to Mr. Turkanis, Ms. Fielder and Ms. Lombard in connection with their entry into their initial employment agreements with the Company in the amounts of $15,000, $15,000 and $2,000 respectively.

(11)
Includes $9,150 of Company matching contributions to Mr. Wagner’s 401(k) plan and severance payments and benefits paid to Mr. Wagner in connection with his termination of employment, including: (a) an aggregate severance payment of 1,350,000; (b) a prorated target bonus payment of $129,452; (c) Consulting fees of $55,000; (d) ownership of a Company car valued at approximately $52,000; (e) COBRA payments of $58,393; (f) payout of accrued but unused vacation time in the amount of $8,654; and (g) a mobile phone allowance of $240.

(12)
Includes severance payments and benefits paid to Mr. Smetana in connection with his termination of employment, including (a) a prorated target bonus payment of $112,500; (b) payout of accrued but unused vacation time in the amount of $8,654; (c) annual vehicle allowance of $4,200, and (d) annual mobile phone allowance of $210.

Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Mahbod Nia	3/10/2022				48,759	121,899	195,038	112,740(4)	—	—	4,000,000
		600,000	1,200,000	2,400,000
Amanda Lombard	3/10/2022				3,657	9,143	14,628	8,455(4)	—	—	300,000
	4/18/2022							9,186	—	—	150,000
		200,000	400,000	600,000
Jeffrey Turkanis	4/18/2022				—	—	—	26,026	250,000	—	1,525,000
	4/29/2022				7,292	18,231	29,169	15,615(4)	—	—	500,000
		200,000	400,000	600,000
Anna Malhari	3/10/2022				3,657	9,143	14,628	8,455(4)	—	—	300,000
		200,000	400,000	600,000
Taryn Fielder	4/18/2022				—	—	—	24,495	—	—	400,000
	4/29/2022				8,168	20,418	32,669	17,489(4)	—	—	560,000
		200,000	400,000	600,000
Gary T. Wagner	3/10/2022	—	—	—	6,094	15,237	24,380	14,092(4)	—	—	500,000
		225,000	450,000	675,000

(1)
Represents threshold, target, and maximum bonus opportunities under our 2022 annual cash incentive plan. As noted above, Mr. Wagner’s employment with us ended on April 15, 2022, and therefore Mr. Wagner did not receive a bonus in respect of fiscal 2022 performance. Instead, pursuant to his former employment agreement with us, Mr. Wagner received a prorated target bonus in connection with his termination of employment.

(2)
Represents PSU awards subject to performance-based vesting conditions.

(3)
Represents service-vesting RSU awards subject to time-vesting conditions.

(4)
These RSUs also include an outperformance modifier attached that could increase the original award up to 200% based on our achievement of superior results for AFFO through December 31, 2024.

(5)
The amounts shown in this column represent the grant date fair value of awards on the date of grant, computed in accordance with FASB ASC 718.

Outstanding Equity Awards At Fiscal Year-End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Mahbod Nia	316,667	633,333	15.79	03/10/2028	194,691	3,101,428	422,828	6,735,650
Amanda Lombard	—	—	—	—	17,641	281,021	23,083	116,512
Jeffrey Turkanis	—	250,000	16.33	04/18/2028	41,641	663,341	44,784	232,331
Anna Malhari	—	—	—	—	16,483	262,574	46,056	203,585
Taryn Fielder	—	—	—	—	27,287	434,682	50,158	260,217
Gary T. Wagner	—	—	—	—	—	—	150,618	965,039
David J. Smetana	—	—	—	—	—	—	65,372	466,717

(1)
On March 10, 2021, in connection with his new employment agreement, Mr. Nia was issued stock options to purchase 950,000 shares of common stock. These options vest in three substantially equal installments on the first three anniversaries of the grant date commencing March 10, 2022.

(2)
On April 18, 2022, in connection with his new employment agreement, Mr. Turkanis was issued stock options to purchase 250,000 shares of common stock. These options vest in three substantially equal installments on the first three anniversaries of the grant date commencing on April 18, 2023.

(3)
Consists of unvested RSU awards subject to time-based vesting.

(4)
Market value is based upon a market price of the Common Stock of $15.93 per share, the closing price of the Common Stock on the NYSE on December 30, 2022, the last trading day of 2022.

(5)
Consists of unvested LTIP Unit and PSU awards subject to performance-based vesting and additional RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs. With respect to awards made on March 24, 2020, includes 46,036 and 68,306 LTIP Units for Messrs. Smetana and Wagner, respectively. With respect to awards made on April 21, 2021 and June 9, 2021, includes 227,790, 10,931, 12,559, and 28,474 PSUs for Mr. Nia, Ms. Malhari, Mr. Smetana and Mr. Wagner, and an additional 122,926, 12,042, 6,777 and 15,366 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for Mr. Nia, Ms. Malhari, Mr. Smetana and Mr. Wagner, respectively. With respect to awards made on March 10, 2022, April 18, 2022 and April 29, 2022, includes 195,038, 14,628, 29,169, 14,628, 32,669 and 24,380 PSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari, Ms. Fielder and Mr. Wagner, respectively, and an additional 112,740, 8,455, 15,615, 8,455, 17,489 and 14,092 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for Mr. Nia, Ms. Lombard, Mr. Turkanis, Ms. Malhari, Ms. Fielder and Mr. Wagner, respectively.

(6)
The amounts reported represent hypothetical payout value, if any, under unvested LTIP Units and PSUs based upon a market price of the Common Stock of $15.93 per share, the closing price of the Common Stock on the NYSE on December 30, 2022, the last trading day of 2022. Amounts reported in this column represent vesting and payout at the Threshold level for the absolute TSR component (50%) and at Maximum level for the relative TSR component (50%) for each of the 2020 performance-based LTIP Units and 2021 and 2022 PSUs based on actual performance as of December 31, 2022 above Target for the 2020 performance-based LTIP Units and above Maximum for the 2021 and 2022 PSUs. Amounts exclude all of the additional RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs discussed in footnote (5) above as none are earned at the Threshold level of performance as of December 31, 2022.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(6)
Mahbod Nia	—	—	40,975(1)	689,609
Anna Malhari	—	—	4,014(2)	66,342
Taryn Fielder	—	—	14,697(3)	234,123
Gary T. Wagner	—	—	38,395(4)	640,564
David Smetana	—	—	15,714(5)	268,530

(1)
Consists of 40,975 service-vesting restricted stock units that vested for Mr. Nia on April 21, 2022.

(2)
Consists of 3,073 service-vesting restricted stock units that vested for Ms. Malhari on April 21, 2022 and 941 service-vesting restricted stock units that vested for Ms. Malhari on June 9, 2022.

(3)
Consists of 14,697 service-vesting restricted stock units that vested for Ms. Fielder on December 31, 2022.

(4)
Consists of (a) 8,937 LTIP Unit awards subject to time-based vesting that vested for Mr. Wagner on March 22, 2022; and (b) 29,458 service-vesting restricted stock units that vested for Mr. Wagner immediately upon the termination of his employment on April 15, 2022.

(5)
Consists of (a) 8,937 LTIP Unit awards subject to time-based vesting that vested for Mr. Smetana on March 22, 2022; and (b) 6,777 service-vesting restricted stock units that vested for Mr. Smetana immediately upon the termination of his employment on March 31, 2022.

(6)
Amounts shown calculate the value realized based upon the closing price of the Common Stock on the applicable vesting date or, if the vesting date was not a trading day, the closing price on the first trading day following the vesting date (April 21, 2022: $16.83; March 22, 2022: $16.86; March 31, 2022: $17.39; April 15, 2022: $16.63; June 9, 2022: $15.54; and December 31, 2022: $15.93).

• PENSION BENEFITS
The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.
• NON-QUALIFIED DEFERRED COMPENSATION
The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.
• POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding amounts payable to Messrs. Nia and Turkanis and to Mses. Lombard, Malhari and Fielder pursuant to each of their respective employment agreements in effect as of December 31, 2022 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2022. The actual severance paid to David Smetana, our former chief financial officer, upon the termination of his employment with us on March 31, 2022 and to Gary T. Wagner, our former General Counsel and Secretary, upon the termination of his employment with us on April 15, 2022 was reported in our definitive proxy statement on Schedule 14A as previously filed with the SEC on May 2, 2022. Except for the termination events set forth in the table below, as of December 31, 2022, the named executive officers were not entitled to any other payments upon a change in control. Equity award values are calculated based on the closing price of a share of Common Stock on December 30, 2022 ($15.93).

Name	Payments upon termination by Company without cause or by executive for good reason(1)	Payment upon termination due to death or disability(1)	Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
Mahbod Nia Chief Executive Officer	$5,857,288(2)	$4,642,577(3)	$14,668,575(4)
Amanda Lombard Chief Financial Officer	$1,390,109(5)	$177,779(6)	$2,070,349(7)
Jeffrey S. Turkanis Chief Investment Officer	$1,758,483(8)	$360,560(9)	$2,699,275(10)
Anna Malhari Chief Operating Officer	$1,363,802(11)	$341,603(12)	$2,251,785(13)
Taryn D. Fielder General Counsel and Secretary	$1,510,230(14)	$349,170(15)	$2,515,921(16)

(1)
The terms “cause,” “good reason,” “disability” and “change in control” have the meanings ascribed to such terms in the applicable employment agreements of each named executive officer.

(2)
Amount includes (i) an aggregate severance payment of $4,000,000; (ii) immediate vesting of 633,333 options valued at $88,667, or $0.14 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 30, 2022 ($15.93) and the exercise price of the options ($15.79); (iii) immediate vesting of 19,725 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $314,219; (iv) eligible for vesting of 90,938 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $1,448,642; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $5,760.

(3)
Amount includes (i) immediate vesting of 633,333 options valued at $88,667, or $0.14 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2022 ($15.93) and the exercise price of the options ($15.79); (ii) immediate vesting of 194,691 RSUs subject to time-based vesting valued at $3,101,428; (iii) eligible for vesting of 90,938 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $1,448,642; and (iv) the continuation of health insurance coverage for a period of 12 months, valued at approximately $3,840.

(4)
Amount includes (i) an aggregate severance payment of $6,000,000; (ii) immediate vesting of 633,333 options valued at $88,667, or $0.14 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2022 ($15.93) and the exercise price of the options ($15.79); (iii) immediate vesting of 194,691 RSUs subject to time-based vesting valued at $3,101,428; (iv) immediate vesting of 343,548 PSUs subject to performance-based vesting valued at $5,472,720 based on performance at the Target level for absolute TSR, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR, and above Maximum for relative TSR at December 31, 2022; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $5,760.

(5)
Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 764 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $12,171; (iii) immediate vesting of 9,186 RSUs subject to time-based vesting (granted as an inducement award) valued at $146,333; and (iv) eligible for vesting of 1,984 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $31,605.
(6)
Amount includes (i) immediate vesting of 721 RSUs subject to time-based vesting (granted as an inducement award), as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $11,486; (ii) immediate vesting of 8,455 subject to time-based vesting valued at $134,688; and (iii) eligible for vesting of 1,984 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $31,605.

(7)
Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 17,641 RSUs subject to time-based vesting valued at $281,021; and (iii) immediate vesting of 11,885 PSUs subject to performance-based vesting valued at $189,328 based on performance at the Target level for absolute TSR, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR, and above Maximum for relative TSR at December 31, 2022.

(8)
Amount includes (i) an aggregate severance payment of $1,200,000 (ii) immediate vesting of 250,000 options valued at $0, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2022 ($15.93) and the exercise price of the options ($16.33); (iii) immediate vesting of 1,411 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $22,477; (iv) immediate vesting of 26,026 RSUs subject to time-based vesting (granted as an inducement award) valued at $414,594; (v) eligible for vesting of 3,956 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $63,019; and (vi) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

(9)
Amount includes (i) immediate vesting of 3,063 RSUs subject to time-based vesting (granted as an inducement award), as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $48,794; (ii) immediate vesting of 15,615 RSUs subject to time-based vesting valued at $248,747; and (iii) eligible for vesting of 3,956 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $63,019.

(10)
Amount includes (i) an aggregate severance payment of $1,600,000 (ii) immediate vesting of 250,000 options valued at $0, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2022 ($15.93) and the exercise price of the options ($16.33); (iii) immediate vesting of 41,641 RSUs subject to time-based vesting valued at $663,341; (iv) eligible for vesting of 23,700 PSUs subject to performance-based vesting valued at $377,541 based on performance at the Target level for absolute TSR, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR, and above Maximum for relative TSR at December 31, 2022; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

(11)
Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 1,656 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $26,380; (iii) eligible for vesting of 4,961 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $79,029; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

(12)
Amount includes (i) immediate vesting of 16,483 RSUs subject to time-based vesting valued at $262,574; and (ii) eligible for vesting of 4,961 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $79,029.
(13)
Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 16,483 RSUs subject to time-based vesting valued at $262,574; (iii) immediate vesting of 20,767 PSUs subject to performance-based vesting valued at $330,818 based on performance at the Target level for absolute TSR, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR, and above Maximum for relative TSR at December 31, 2022; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

(14)
Amount includes (i) an aggregate severance payment of $1,200,000; (ii) immediate vesting of 1,581 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $25,185; (iii) immediate vesting of 9,798 RSUs subject to time-based vesting (granted as an inducement award) valued at $156,082; (iv) eligible for vesting of 4,430 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $70,570; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

(15)
Amount includes (i) immediate vesting of 17,489 RSUs subject to time-based vesting valued at $278,600; and (ii) eligible for vesting of 4,430 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and above Maximum performance for relative TSR at December 31, 2022, valued at $70,570.

(16)
Amount includes (i) an aggregate severance payment of $1,600,000; (ii) immediate vesting of 27,287 RSUs subject to time-based vesting valued at $434,682; and (iii) immediate vesting of 26,544 PSUs subject to performance-based vesting valued at $422,846 based on performance at the Target level for absolute TSR, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR, and above Maximum for relative TSR at December 31, 2022; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393.

• CEO PAY RATIO
Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2022, we identified the median employee using our employee population on December 31, 2022 and based on each employee’s total compensation, using the same elements of compensation reportable in the Summary Compensation Table for named executive officers as the “consistently applied compensation measure” under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2022. We then calculated the 2022 total compensation for the 2022 median employee using the same methodology as required for the 2022 Summary Compensation Table.
In 2022, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $98,486; the total compensation for Mr. Nia, who was serving as our chief executive officer on December 31, 2022, the date that our median employee was identified, was $6,878,986, as reported in the Summary Compensation Table and adjusting Mr. Nia’s base salary to annualize it in accordance with Instruction 2 to Item 402(u) of Regulation S-K; and the ratio of the chief executive officer’s total compensation for 2022 to the 2022 total compensation for the median employee was approximately 70-to-1.

• PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between the executive compensation actually paid by us (“CAP”) to our CEO, as principal executive officer, and the other named executive officers (“Other NEOs”) and our financial performance for the years ended December 31, 2022, 2021 and 2020.
The disclosures included in this section are required by technical SEC rules and do not necessarily align with how the Company or the Compensation Committee views the link between our performance and the compensation of our NEOs. The Compensation Committee did not consider the required pay versus performance disclosures when making its compensation decisions for any of the years presented.
For information regarding the decisions made by our Compensation Committee with respect to the compensation of our NEOs for each fiscal year, including alignment with Company performance, please see the “Compensation Discussion and Analysis” section of the proxy statement for the fiscal years covered.
Year	Mahbod Nia		MaryAnne Gilmartin		Michael DeMarco		Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(1)	Value of Initial Fixed $100 Investment Based on(2):		Net Income Per Share(4)	Core FFO Per Share(5)
	Summary Compensation Table CEO Total	Compensation Actually Paid to CEO	Summary Compensation Table CEO Total	Compensation Actually Paid to CEO	Summary Compensation Table CEO Total	Compensation Actually Paid to CEO(1)			Total Shareholder Return	Peer Group Total Shareholder Return(3)
2022	6,928,986	4,602,019	n/a	n/a	n/a	n/a	1,748,215	1,223,006	$71.41	$57.05	$(0.63)	$0.44
2021	10,969,103	16,792,259	1,806,184	1,045,480	n/a	n/a	2,837,945	1,896,724	$82.40	$92.09	$(1.39)	$0.68
2020	n/a		1,783,244		9,779,820	(12,920,289)	2,135,277		$55.86	$55.86	$(0.70)	$1.07

(1)
In accordance with SEC rules, CAP is computed by replacing the amounts in the “Stock Awards” column of the Summary Compensation Table from the “Summary Compensation Table CEO Total” and “Average Summary Compensation Table Total for Non-CEO NEOs” columns in this table with the amounts in the “Equity Award Adjustments” column in the tables below, which includes the following amounts: (i) the fair value of as of the last day of the applicable year of unvested equity awards that were granted during such year, (ii) as of the applicable vesting date, the fair value of equity awards granted in the applicable year that vested during such year, (iii) as of the last day of the applicable year, the change in fair value of unvested equity awards granted in prior years that remain unvested as of the last day of the applicable year compared to the last day of the previous year, (iv) as of the applicable vesting date, the change in fair value of equity awards that vested during the applicable year compared to the last day of the previous year and (v) the value of dividends paid in cash on unvested equity awards during the applicable year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO or Other NEOs during the applicable year. In accordance with Item 402(v) of Regulation S-K, CAP for our CEO and Average Cap for our Other NEOs was computed as follows:

Year	2022	2021	2021	2020	2020
CEO	Mahbod Nia	Mahbod Nia	MaryAnne Gilmartin	MaryAnne Gilmartin	Michael DeMarco
SCT Total Compensation	6,928,986	10,969,103	1,806,184	1,783,244	9,779,820
Less: Stock and Option Award Values reported in SCT for the Covered Year ($)	4,000,000	7,866,500	760,704	508,860	3,999,999
Plus: Fair Value for Stock and Option Awards Granted in Covered Year ($)	3,576,139	13,689,656	—	—	234,479
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(1,825,662)	—	—	—	(8,930,503)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(77,443)	—	—	—	(814,431)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—	9,189,655
	4,602,019	16,792,259	1,045,480	1,274,384	(12,920,289)

Year
Non-CEO NEO	2022	2021	2020
SCT Total Compensation	1,748,215	2,837,945	2,135,277
Less: Stock and Option Award Values reported in SCT for the Covered Year ($)	705,833	1,035,000	800,000
Plus: Fair Value for Stock and Option Awards Granted in Covered Year ($)	504,003	744,742	374,404
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(20,368)	302,144	(1,460,302)
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(9,368)	267,930	(64,108)
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	293,642	1,221,036	177,992
	1,223,006	1,896,724	7,279

(2)
The calculations of TSR assume an investment of $100 in each of VRE and the Peer Group REITs (as defined below) on December 31, 2019, and the reinvestment of dividends. The historical TSR information is not necessarily indicative of future performance. The data shown is based on the stock prices at the end of each year shown.

(3)
As disclosed in the Compensation Discussion & Analysis section of our proxy statement each year, the Compensation Committee considers a competitive analysis of pay levels and program design practices used by a peer group of REITs each year (the “VRE Peer Group”). The VRE Peer Group for each of the years presented in the tables above and below were as follows:

2022 VRE Peer Group:
American Asset Trust, Inc. Apartment Income REIT Corp. Apartment Investment and Management Company Armada Hoffler Properties, Inc.	Brandywine Realty Trust Centerspace Elme Communities (formerly Washington REIT) Empire State Realty Trust	Independence Realty Trust, Inc. JBG SMITH Properties Paramount Group, Inc. SL Green Realty Corp.
2021 VRE Peer Group:
American Asset Trust, Inc. Bluerock Residential Growth REIT, Inc. Brandywine Realty Trust Columbia Property Trust Corporate Office Properties Trust, Inc.	Cousins Properties Empire State Realty Trust Essential Properties Realty Trust, Inc. Highwoods Properties, Inc. Independence Realty Trust, Inc.	iStar Inc. JBG SMITH Properties Paramount Group, Inc. Piedmont Office Realty Trust Preferred Apartment Communities, Inc. Washington REIT
2020 VRE Peer Group:
Brandywine Realty Trust Columbia Property Trust Corporate Office Properties Trust, Inc. Cousins Properties	Douglas Emmett, Inc. Empire State Realty Trust Equity Commonwealth Highwoods Properties, Inc. Hudson Pacific Properties	JBG SMITH Properties Lexington Realty Trust Paramount Group, Inc. Piedmont Office Realty Trust Washington REIT

(4)
Represents net income available to common our stockholders.

(5)
Represents core funds from operations (“Core FFO”) per share. FFO is defined as net income (loss) before noncontrolling interests in Operating Partnership, computed in accordance with U.S. GAAP, excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. Core FFO is defined as FFO, as adjusted for certain items to facilitate comparative measurement of the Company’s performance over time.

The below graphs illustrate the relationship between the compensation actually paid to our chief executive officers and other named executive officers over the last three years and: (1) our cumulative total stockholder return on an absolute basis and relative to the cumulative total stockholder return of the VRE Peer Group each year; (2) our net income; and (3) our Core FFO per share:

Pay versus TSR & Peer Group TSR 2020-2022
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$ thousands
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$ per share
2020
2021
2022
VRE CEO Nia
VRE CEO Gilmartin
VRE CEO DeMarco
Avg. VRE NEOs
VRE TSR
VRE Peer Group

Pay versus Core FFO 2020-2022
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$ thousands
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$ per Share
2020
2021
2022
VRE CEO Nia
VRE CEO Gilmartin
VRE CEO DeMarco
Avg. VRE NEOs
Core FFO per share

Pay versus Net Income 2020-2022
$20,000
$15,000
$10,000
$5,000
$-
$(5,000)
$(10,000)
$(15,000)
$ thousands
$-
$(0.20)
$(0.40)
$(0.60)
$(0.80)
$(1.00)
$(1.20)
$(1.40)
$(1.60)
$ per share
2020
2021
2022
VRE CEO Nia
VRE CEO Gilmartin
VRE CEO DeMarco
Avg. VRE NEOs
Net Income

The Compensation Committee considers the following to be the most important financial performance measures used to link compensation actually paid to company performance during the last fiscal year:
Measure	Nature
Absolute TSR	Financial Metric
Relative TSR	Financial Metric
Core FFO	Financial Metric
Same Store NOI(1)	Financial Metric

(1)
Same Store NOI represents net operating income from all in-service properties owned by the Company, excluding properties sold, disposed of, held for sale, removed from service or for any reason considered not stabilized, or being redeveloped or repositioned.

• EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2022, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted Average Exercise Price of Outstanding Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	1,794,529(1)	$16.95(2)	1,633,689
Equity Compensation Plans Not Approved by Stockholders	987,603(3)	15.79	N/A(4)
Total	2,782,132	N/A	1,633,689

(1)
Includes 39,529 shares of unvested restricted Common Stock, 625,000 Class AO LTIP Units, and 1,130,000 unexercised options.

(2)
Weighted average exercise price of outstanding options; excludes restricted Common Stock and LTIP Units.

(3)
Includes 950,000 stock options issued as a one-time, sign-on “inducement” award under Section 303A.08 of the New York Stock Exchange Listed Company Manual, and 37,603 shares issuable pursuant to the Directors’ Deferred Compensation Plan. See Note 16: Veris Residential, Inc Stockholders’ Equity and Veris Residential, L.P.’s Partners’ Capital — Deferred Stock Compensation Plan For Directors, to the Company’s financial statements beginning on page 105 of the 2021 Annual Report.

(4)
The Directors’ Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company’s outstanding shares when the plan commenced on January 1, 1999.

• COMPENSATION OF DIRECTORS
Our philosophy on non-employee director compensation is to pay non-employee directors competitively and fairly for the work required. In order to understand competitive practices for non-employee director compensation, our Compensation Committee, with advice from the Compensation Consultant, periodically conducts a comprehensive review of our non-employee director compensation program to ensure our pay levels are competitive and our program design and structure are aligned with recognized governance “best practices.” Director compensation was last assessed in May 2021 and took effect immediately following the 2021 Annual Meeting.
Compensation Element	Effective June 9, 2021
Annual Board Service Cash Retainer	$65,000
Board Meeting Fees	None
Committee Meeting Fees	$1,000 per meeting for Strategic Review Committee; none for other Committees
Committee Member Retainers
Audit	$7,500
Compensation	$5,000
Nominating & Corp. Governance	$5,000
ESG	$5,000
Strategic Review Committee	none

Compensation Element	Effective June 9, 2021
Committee Chair Retainers (in addition to member retainer)
Audit Committee Chair	$20,000
Other Committee Chairs	$15,000
Non-Executive Chair Additional Retainer	$75,000
Annual Equity Grant	$100,000 in restricted common stock vesting in one year
Each director also is reimbursed for expenses incurred in attending Board and Committee meetings.
Directors’ Deferred Compensation Plan.   Pursuant to the Amended and Restated Directors’ Deferred Compensation Plan, originally effective as of January 1, 1999 (the “Directors’ Deferred Compensation Plan”), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors’ Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director’s account as if such director held shares of Common Stock equal to the number of units in such director’s account. Payment of a director’s account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director’s account after either the director’s service on the Board of Directors has terminated or there has been a change in control of the Company. In 2022, Alan R. Batkin, Frederic Cumenal, Nori Gerardo Lietz, A. Akiva Katz and Victor MacFarlane elected to receive a portion of their respective cash fees earned for service as a director in 2022 in the form of deferred stock units under the Directors’ Deferred Compensation Plan.
Directors’ Stock Incentive Plan.   The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made, namely the 2013 Plan. On June 15, 2022, each then-serving non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $100,000 under the 2013 Plan. These restricted shares will vest on June 14, 2023.
For fiscal year 2022, the Company’s non-employee directors received directors’ fees or fee equivalents (see “Compensation of Directors — Directors’ Deferred Compensation Plan” above) in the amounts set forth in the table below.
2022 Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Tammy K. Jones, Chair	165,500	99,995	265,495
Alan R. Batkin(1)	97,500	99,995	197,495
Frederic Cumenal(1)	98,000	99,995	197,995
A. Akiva Katz(1)	103,000	99,995	202,995
Nori Gerardo Lietz(1)	90,000	99,995	189,995
Victor B. MacFarlane(1)	77,500	99,995	177,495
Howard Stern	97,500	99,995	197,495

(1)
Of the cash fees earned or paid for service as a director in 2022, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: Mr. Batkin: $97,500; Mr. Cumenal: $85,000; Ms. Lietz: $90,000; Mr. MacFarlane: $77,500; and Mr. Katz: $90,000.

(2)
On June 15, 2022, each then-serving non-employee member of the Board of Directors was granted 7,112 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $14.06 per share. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 77 of the 2022 Annual Report.

• PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We provide this vote annually based on an election made by our stockholders at our 2017 annual meeting of stockholders, and we are asking our stockholders to vote on the frequency of this advisory vote again during this Annual Meeting. The Board of Directors believes that the overall design and function of the Company’s executive compensation program is appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”
Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

• PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
THE STOCKHOLDER VOTE ON EXEUTIVE COMPENSATION
The following proposal gives our stockholders the opportunity to vote, on an advisory basis, on the frequency with which we include in our proxy statement an advisory vote, similar to Proposal 2 above, to approve or not approve the compensation of our named executive officers. Pursuant to Section 14A of the Exchange Act, we are required to hold this advisory stockholder vote at least once every six years to determine the frequency of the advisory stockholder vote on executive compensation: every year, every two years or every three years. Accordingly, in satisfaction of this requirement, stockholders are being asked to vote on the following advisory resolution:
“RESOLVED, that the stockholders of the Company advise that an advisory resolution with respect to executive compensation should be presented every one, two or three years, as reflected by their votes for each of these alternatives, or election to abstain from voting, in connection with this resolution.”
After consideration of this proposal, the Nominating and Corporate Governance Committee and the Board of Directors have determined that a vote on the compensation of our named executive officers every one year is the most appropriate alternative for the Company. An annual advisory vote on executive compensation would give stockholders the opportunity to react promptly to emerging trends in compensation, provide feedback before those trends become pronounced over time, and give the Board of Directors and the Compensation Committee the opportunity to evaluate individual compensation decisions each year in light of the ongoing feedback from stockholders.
You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation “Every One Year,” as recommended by the Board of Directors, “Every Two Years” or “Every Three Years,” or you may “Abstain.” Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the stockholders to have expressed a preference for the option that receives the most votes.
While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us. Our Board of Directors values the opinions of all of our stockholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE HOLDING OF ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY ONE YEAR.

• PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. In the event that ratification of this appointment of the Company’s independent registered accounting firm is not approved at the Annual Meeting, then the appointment of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 does not preclude the Audit Committee from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, it is expected that such independent registered public accounting firm will be another “Big 4” accounting firm.
The Company was billed for professional services rendered in 2022 by PricewaterhouseCoopers LLP, the details of which are disclosed below.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company’s independent registered public accountants (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent registered public accountants are engaged by, and report directly to, the Audit Committee.
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chair of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chair of the Audit Committee reports for ratification of such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above and has otherwise complied with the provisions of its charter.
Audit Fees
The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2022 and 2021 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company’s annual financial statements; (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $2,117,453 and $2,062,194, respectively.
Audit-Related Fees
The aggregate audit-related fees and expenses incurred for the fiscal years ended December 31, 2022 and December 31, 2021, including subscription-based publications, comfort letters and assurance and related services rendered by PricewaterhouseCoopers LLP related to Veris Residential Trust (f/k/a Roseland Residential Trust) were $650,886 and $650,886, respectively.
Tax Fees
The aggregate fees incurred by the Company for fiscal years ended December 31, 2022 and 2021 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $250,000 and $250,000, respectively. These services consisted of reviewing the Company’s tax returns.
All Other Fees
There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2022 and 2021 for other services rendered by PricewaterhouseCoopers LLP.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and failures to vote are not considered votes cast and will have no effect on the outcome of this proposal. Because brokers are entitled to vote on this proposal without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

• PROPOSAL NO. 5
CHARTER AMENDMENTS TO ELIMINATE THE SUPERMAJORITY VOTING AND CAUSE REQUIREMENTS FOR THE REMOVAL OF DIRECTORS
The Board of Directors has approved and declared advisable, and recommends for your approval, amendments to the Charter that would eliminate the supermajority voting and cause requirements for the removal of directors contained in the Charter. The summary of the material terms of the amendments to the Charter provided below does not purport to be complete, and is qualified in its entirety by reference to the full text of the amendments to the Charter, a copy of which is attached to this proxy statement as Appendix A and is incorporated by reference herein.
In advance of the Annual Meeting, the Nominating and Corporate Governance Committee initiated a review of the Company’s Charter and bylaws with a view towards continuing the Company’s commitment to best practices in corporate governance. In regards to this Proposal No. 5, the Nominating and Corporate Governance Committee considered, among other things, the view generally held by corporate governance proponents and institutional stockholders that majority vote requirements are more friendly with respect to stockholder rights than supermajority vote requirements. In March 2023, after careful consideration, the Board determined that it was advisable and in the best interests of the Company to (i) amend the Charter to eliminate the supermajority voting and cause requirements for the removal of directors and (ii) adopt the other corporate governance changes described below.
If the amendments to the Charter are approved by the Company’s stockholders, then the Company will file Articles of Amendment (the “Articles of Amendment”), containing the text of the amendments set forth in Sections 2 and 11 of Article V of the Charter, with the State Department of Assessments and Taxation of Maryland (the “SDAT”), in substantially the form of Appendix A to this proxy statement. Following the effectiveness of the filing of the Articles of Amendment with the SDAT, which we expect to occur promptly after the Annual Meeting, the Charter will provide that any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.
In addition, subject to approval of Proposal No. 5 by the Company’s stockholders at the Annual Meeting, the Board of Directors has approved (i) amendments to the Company’s bylaws to reduce the threshold for stockholders to call a special meeting from a majority of the votes entitled to be cast at such meeting to 25% of the votes entitled to be cast and (ii) an election by the Corporation to no longer be subject to Section 3-804(a) and (c) of the Maryland General Corporation Law (the “MGCL”). Section 3-804(a) and (c) of the MGCL, which the Board of Directors elected for the Company to be subject to in June 1999, (i) vests in the Board of Directors the exclusive power to fill vacancies on the Board of Directors, by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and (ii) requires the affirmative vote of at least two-thirds of all votes entitled to be cast by the stockholders generally in the election of directors to remove a director, in each case, notwithstanding any contrary provision in the Company’s Charter or bylaws.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of the holders of shares of our Common Stock entitled to cast at least two-thirds of the votes entitled to be cast on the matter is required for the approval of the proposed amendments to the Charter to eliminate the supermajority voting and cause requirements for the removal of directors. For purposes of the vote on the proposed charter amendments, abstentions and broker non-votes will have the same effect as votes against the proposal, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE COMPANY’S CHARTER TO ELIMINATE THE SUPERMAJORITY VOTING AND CAUSE REQUIREMENTS FOR THE REMOVAL OF DIRECTORS.

• SUBMISSION OF STOCKHOLDER PROPOSALS
The Company intends to hold its 2024 annual meeting of stockholders on or about June 12, 2024. To be considered for inclusion in the Company’s notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company’s stockholders to be held in 2024, a stockholder proposal submitted pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than January 2, 2024, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8. Stockholder proposals that are timely submitted and otherwise meet the requirements of Rule 14a-8 will be included in the Company’s proxy statement for the annual meeting of the Company’s stockholders to be held in 2024 (the “2024 Annual Meeting”).
The Company’s current bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not intended to be included in the Company’s notice of annual meeting and proxy statement pursuant to Rule 14a-8, including any proposal for the nomination of individuals for election to the Board of Directors. To be considered for such presentation at the annual meeting of the Company’s stockholders currently expected to be held on or about June 12, 2024, any such stockholder proposal must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., no earlier than February 15, 2024 and no later than March 16, 2024. If the stockholder fails to give timely notice, the nominee or proposal will be excluded from consideration at the meeting. In addition, the Company’s current bylaws include other requirements for nomination of individuals for election to the Board of Directors and the proposal of other business with which a stockholder must comply to make a nomination or business proposal.
Stockholders providing notice to the Company under Rule 14a-19 who intend to solicit proxies in support of nominees other than the Company’s nominees for the 2024 Annual Meeting must comply with the above deadlines, the requirements of our bylaws and any additional requirements of Rule 14a-19(b).
• ANNUAL REPORT ON FORM 10-K
The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2022 Annual Report, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of the 2022 Annual Report should be directed to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

• OTHER MATTERS
The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the discretion of the persons voting the proxies.
It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.
By Order of the Board of Directors,

Taryn D. Fielder General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

APPENDIX A
VERIS RESIDENTIAL, INC.
ARTICLES OF AMENDMENT
Veris Residential, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST:   The charter of the Corporation (the “Charter”) is hereby amended by deleting therefrom in its entirety Section 2 of Article V and inserting in lieu thereof new Section 2 of Article V to read as follows:
“Section 2.   Removal.   Subject to the rights of holders of shares of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors. A special meeting of the stockholders may be called, in accordance with the Bylaws of the Corporation, for the purpose of removing a director.”
SECOND:   The Charter is hereby amended by deleting therefrom in its entirety Section 11 of Article V and inserting in lieu thereof new Section 11 of Article V to read as follows:
“Section 11.   Subtitle 8 Election in Bylaws.   Pursuant to Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”), the Board of Directors of the Corporation, by resolution duly adopted at a duly called meeting held on June 10, 1999, amended the Bylaws of the Corporation to provide that the Corporation elects to be subject to Section 3-804(b) of the MGCL. Pursuant to Section 3-802(b)(3) of the MGCL, the Corporation, by a resolution of the Board of Directors duly adopted at a meeting duly called and held, elected to no longer be subject to the provisions of Section 3-804(a) and (c) of the MGCL.”
THIRD:   The amendments to the Charter as set forth above have been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law. The Corporation’s election to no longer be subject to Section 3-804(a) and (c) of the MGCL has been approved by the Board of Directors in the manner and by the vote required by law.
FOURTH:   There has been no increase in the authorized shares of stock of the Corporation effected by the amendments to the Charter as set forth above.
FIFTH:   The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its Chief Executive Officer and attested by its General Counsel and Secretary on this        day of            , 2023.
ATTEST:	VERIS RESIDENTIAL, INC.
Taryn Fielder General Counsel and Secretary	By: Mahbod Nia Chief Executive Officer

A-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV02850-P88374! ! !ForAllWithholdAllFor AllExceptFor Against AbstainFor Against Abstain For Against Abstain! ! !To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.The Board of Directors recommends you vote1 Year on the following proposal:VERIS RESIDENTIAL, INC.HARBORSIDE 3210 HUDSON STREET, SUITE 400JERSEY CITY, NJ 073112. To adopt, on an advisory basis, a resolution approving thecompensation of our named executive officers.3. To adopt, on an advisory basis, a resolutionrelating to the frequency of the stockholdervote on the compensation of our namedexecutive officers.The Board of Directors recommends you vote FOR thefollowing proposal:The Board of Directors recommends you vote FOR thefollowing proposal:The Board of Directors recommends you vote FOR thefollowing proposal:4. To ratify the appointment of PricewaterhouseCoopers LLP asthe Company’s independent registered public accountantsfor the fiscal year ending December 31, 2023.5. To approve amendments to the Company's charter toeliminate the supermajority voting and cause requirementsfor the removal of directors.VERIS RESIDENTIAL, INC.01) Frederic Cumenal02) Ronald M. Dickerman03) Tammy K. Jones04) A. Akiva Katz05) Nori Gerardo Lietz06) Victor MacFarlane07) Mahbod Nia08) Howard S. Stern09) Stephanie L. Williams1. To elect nine persons to the Board of Directors of theCompany, each to serve until the next Annual Meeting ofStockholders and until their respective successors are electedand qualify.Nominees:The Board of Directors recommends you vote FOR thefollowing:NOTE: Such other business as may properly come before themeeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.1 Year 2 Years 3 Years Abstain! ! ! !! ! ! ! ! !SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VRE2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.V02851-P88374Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.VERIS RESIDENTIAL, INC.Annual Meeting of StockholdersJune 14, 2023 10:00 AM, ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Mahbod Nia, Amanda Lombard and Taryn Fielder, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VERIS RESIDENTIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on June 14, 2023, live via the webcast atwww.virtualshareholdermeeting.com/VRE2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.